As filed with the Securities and Exchange Commission on March 1, 2013

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ALPHA NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	SEE TABLE OF ADDITIONAL	42-1638663
(State of Incorporation)	GUARANTOR REGISTRANTS	(I.R.S. Employer Identification No.)

One Alpha Place

P.O. Box 16429

Bristol, VA 24209

(276) 619-4410

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Vaughn R. Groves, Esq.

Executive Vice President, General Counsel and Secretary

Alpha Natural Resources, Inc.

One Alpha Place

P.O. Box 16429

Bristol, VA 24209

Ph: (276) 619-4410

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

John Palenberg, Esq.

Sandra L. Flow, Esq.

Cleary Gottlieb Steen & Hamilton LLP

1 Liberty Plaza

New York, NY 10006

Ph: (212) 225-2000

Fax: (212) 225-3999

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common stock, par value $0.01 per share(3)(4)
Preferred stock, par value $0.01 per share(3)
Depositary shares(3)
Debt securities(3)
Guarantees by subsidiary guarantors(3)(5)
Warrants(3)
Purchase contracts(3)
Units(3)

(1)	An indeterminate aggregate initial offering price and number or amount of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices.
(2)	In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the entire registration fee. Pursuant to Rule 457(n) under the Securities Act, no separate fee will be payable for the registration of the guarantees.
(3)	Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.
(4)	An indeterminate number of shares of common stock may be issued from time to time upon conversion of other securities.
(5)	Some or all of the subsidiaries listed on the Table of Additional Guarantor Registrants may fully and unconditionally guarantee debt securities or preferred stock issued by Alpha Natural Resources, Inc., in each case as set forth in the prospectus included in this registration statement and any applicable prospectus supplement. No separate consideration will be received for the guarantees.

TABLE OF ADDITIONAL GUARANTOR REGISTRANTS

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
A. T. Massey Coal Company, Inc.	West Virginia	55-0770782	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Alex Energy, Inc.	West Virginia	55-0755384	5363 Leivasy Road P.O. Box 190 Leivasy, WV 26676 (304) 846-6600
Alliance Coal Corporation	Virginia	54-1804386	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha American Coal Company, LLC	Delaware	54-1947356	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha American Coal Holding, LLC	Delaware	13-2793319	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Appalachia Holdings, Inc.	Delaware	95-0740960	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Appalachia Services, Inc.	West Virginia	54-1095096	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Australia, LLC	Delaware	27-4593522	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Australia Services, LLC	Delaware	27-4593762	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Coal Resources Company, LLC	Delaware	84-1341308	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Alpha Coal Sales Co., LLC	Delaware	16-1641207	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Coal West, Inc.	Delaware	35-1867616	2273 Bishop Road Gillette, WY 82718 (307) 687-3400

Alpha Energy Sales, LLC	Delaware	84-1130962	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha European Sales, Inc.	Virginia	54-1834161	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Gas and Oil Company	Louisiana	58-2673773	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Alpha India, LLC	Delaware	27-4593320	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Land and Reserves, LLC	Delaware	57-1136960	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Midwest Holding Company	Delaware	84-1456626	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Natural Resources, LLC	Delaware	56-2298262	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Natural Resources International, LLC	Delaware	27-4592266	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Natural Resources Services, LLC	Delaware	27-0075099	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha PA Coal Terminal, LLC	Delaware	26-1102515	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Shipping and Chartering, LLC	Delaware	41-2136215	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Sub One, LLC	Delaware	27-4592410	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Sub Two, LLC	Delaware	27-4592527	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410

Alpha Sub Three, LLC	Delaware	27-4592648	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Sub Four, LLC	Delaware	27-4592746	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Sub Five, LLC	Delaware	27-4592846	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Terminal Company, LLC	Delaware	55-0802473	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Alpha Wyoming Land Company, LLC	Delaware	35-1661756	2273 Bishop Road Gillette, WY 82718 (307) 687-3400
AMFIRE, LLC	Delaware	51-0430939	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
AMFIRE Holdings, LLC	Delaware	11-3673814	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
AMFIRE Mining Company, LLC	Delaware	11-3673833	One Energy Place Suite 2800 Latrobe, PA 15650 (724) 537-5731
AMFIRE WV, L.P.	Delaware	56-2312151	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Appalachia Coal Sales Company, Inc.	Virginia	54-1188775	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Appalachia Holding Company	Virginia	54-0295165	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Aracoma Coal Company, Inc.	West Virginia	52-1669141	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Axiom Excavating and Grading Services, LLC	Delaware	20-8109122	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Bandmill Coal Corporation	West Virginia	55-0758310	P.O. Box 1076 Holden, WV 25654 (304) 792-2166

Bandytown Coal Company	West Virginia	55-0751776	P.O. Box 777 Uneeda, WV 25205 (304) 837-7009
Barbara Holdings Inc.	Delaware	25-1292326	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Barnabus Land Company	West Virginia	55-0728645	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Belfry Coal Corporation	West Virginia	61-0415137	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Ben Creek Coal Company	West Virginia	55-0177051	119 North, South 2 Road P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Big Bear Mining Company	West Virginia	22-2138933	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Black Dog Coal, LLC	Virginia	54-1686572	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Black King Mine Development Co.	West Virginia	54-1188659	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Black Mountain Resources LLC	Virginia	54-1947191	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Boone East Development Co.	West Virginia	55-0717715	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Boone Energy Company	West Virginia	55-0777985	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Boone West Development Co.	West Virginia	55-0717716	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Brooks Run Mining Company, LLC	Delaware	52-2070922	208 Business Street Beckley, WV 25801 (304) 256-1015
Buchanan Energy Company, LLC	Virginia	54-0983234	208 Business Street Beckley, WV 25801 (304) 256-1015

Bull Mountain Mining Corporation	Virginia	54-1702715	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Callaway Land and Reserves, LLC	Delaware	20-4278674	208 Business Street Beckley, WV 25801 (304) 256-1015
Castle Gate Holding Company	Delaware	84-1456620	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Central Penn Energy Company, Inc.	Pennsylvania	25-1478196	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Central West Virginia Energy Company	West Virginia	54-1203171	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Ceres Land Company	West Virginia	55-0736928	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Clear Fork Coal Company	West Virginia	55-0757300	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Cloverlick Management LLC	Virginia	54-1949336	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Coal Gas Recovery, LLC	Delaware	30-0210759	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Cobra Natural Resources, LLC	Delaware	26-0342580	208 Business Street Beckley, WV 25801 (304) 256-1015
Coral Energy Services, LLC	Delaware	26-4281302	2409 Power Plant Road Homer City, PA 15748 (724) 479-1113
Crystal Fuels Company	West Virginia	55-0732366	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Cumberland Coal Resources, LP	Delaware	84-1521723	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Cumberland Equipment Corporation	Virginia	54-1652200	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Cumberland Resources Corporation	Virginia	27-2323540	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410

Dehue Coal Company	West Virginia	55-0619956	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Delbarton Mining Company	West Virginia	55-0764304	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Delta Mine Holding Company	Delaware	91-1897558	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Demeter Land Company	West Virginia	31-1567229	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Dickenson-Russell Coal Company, LLC	Delaware	54-2079085	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Dickenson-Russell Land and Reserves, LLC	Delaware	20-4278709	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Dorchester Associates LLC	Virginia	54-1884195	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Douglas Pocahontas Coal Corporation	West Virginia	23-1500956	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
DRIH Corporation	Delaware	54-1497754	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Dry Systems Technologies, Inc.	Delaware	84-1199429	8102 Lemont Road Suite 700 Woodridge, IL 60517 (630) 427-2051
Duchess Coal Company	West Virginia	54-1725084	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Eagle Energy, Inc.	West Virginia	55-0751738	P.O. Box 777 Uneeda, WV 25205 (304) 837-7009
Elk Run Coal Company, Inc.	West Virginia	55-1097978	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Emerald Coal Resources, LP	Delaware	84-1521724	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
En Route LLC	Virginia	27-2931965	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410

Energy Development Corporation	West Virginia	25-1209977	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Enterprise Land and Reserves, LLC	Delaware	59-3097350	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Enterprise Mining Company, LLC	Delaware	38-3671602	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Esperanza Coal Co., LLC	Delaware	06-1652549	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Foglesong Energy Company	West Virginia	27-0965524	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Foundation Mining, LLC	Delaware	20-3378168	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Foundation PA Coal Company, LLC	Delaware	84-1521726	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Foundation Royalty Company	Delaware	84-1456627	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Freeport Mining, LLC	Delaware	84-1521725	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Freeport Resources Company, LLC	Delaware	84-1230391	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Goals Coal Company	West Virginia	55-0737462	P.O. Box 309 Naoma, WV 25140 (304) 752-7850
Green Valley Coal Company	West Virginia	55-0747007	5363 Leivasy Road P.O. Box 190 Leivasy, WV 26676 (304) 846-6600
Greyeagle Coal Company	Kentucky	55-0771551	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Haden Farms, Inc.	Virginia	54-1456163	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410

Hanna Land Company, LLC	Kentucky	61-1352274	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Harlan Reclamation Services LLC	Virginia	54-1914510	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Hazy Ridge Coal Company	West Virginia	55-0741015	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Herndon Processing Company, LLC	West Virginia	51-0442749	P.O. Box 399 Bud, WV 24716 (304) 294-4565
Highland Mining Company	West Virginia	55-0757301	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Hopkins Creek Coal Company	Kentucky	54-1136806	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Independence Coal Company, Inc.	West Virginia	54-1188773	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103
Jacks Branch Coal Company	West Virginia	55-0734230	P.O. Box 777 Uneeda, WV 25205 (304) 837-7009
Jay Creek Holding, LLC	Delaware	27-4593143	P.O. Box 3039 Gillette, WY 82717 (307) 689-3462
Joboner Coal Company	Kentucky	54-1143406	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
JST Land Company	Virginia	27-2323989	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
JST Mining Company	Virginia	27-2324180	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
JST Resources LLC	Virginia	27-2456522	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Kanawha Energy Company	West Virginia	55-0765391	315 70th Street, Suite 200 Charleston, WV 25304 (304) 854-1890
Kepler Processing Company, LLC	West Virginia	51-0442560	Route 97-W Pineville, WV 24874 (304) 732-6452
Kingston Mining, Inc.	West Virginia	31-1562659	600 Resource Drive Scarbro, WV 25917 (606) 642-3920

Kingston Processing, Inc.	West Virginia	55-0756214	600 Resource Drive Scarbro, WV 25917 (606) 642-3920
Kingston Resources, Inc.	Kentucky	61-1093577	600 Resource Drive Scarbro, WV 25917 (606) 642-3920
Kingwood Mining Company, LLC	Delaware	57-1148058	208 Business Street Beckley, WV 25801 (304) 256-1015
Knox Creek Coal Corporation	Virginia	54-1393689	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Laurel Creek Co., Inc.	Delaware	31-1241957	Right Fork Camp Creek P.O. Box 390 East Lynn, WV 25512 (304) 849-4557
Lauren Land Company	Kentucky	61-1209098	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Laxare, Inc.	West Virginia	55-0486813	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Litwar Processing Company, LLC	West Virginia	51-0442687	P.O. Box 727 HCR 60, War Branch Road Iaeger, WV 24844 (304) 938-3325
Logan County Mine Services, Inc.	West Virginia	31-1708085	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Long Fork Coal Company	Kentucky	54-1605009	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Lynn Branch Coal Company, Inc.	West Virginia	54-1537451	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Maggard Branch Coal LLC	Virginia	54-2040585	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Majestic Mining, Inc.	Texas	74-1362695	315 70th Street, Suite 200 Charleston, WV 25304 (304) 854-1890
Maple Meadow Mining Company	Delaware	55-0529664	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Marfork Coal Company, Inc.	West Virginia	55-0723539	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Martin County Coal Corporation	Kentucky	61-0702852	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101

Maxxim Rebuild Co., LLC	Delaware	01-0749355	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Maxxim Shared Services, LLC	Delaware	55-0814342	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Maxxum Carbon Resources, LLC	Delaware	55-0802477	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
McDowell-Wyoming Coal Company, LLC	Delaware	54-2079104	Route 97-W P.O. Box 1530 Pineville, WV 24874 (304) 732-6452
Meadow Branch Coal LLC	Virginia	54-1869463	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Mill Branch Coal Corporation	Virginia	54-1817506	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Mountain Management, Incorporated	Virginia	54-1741574	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
New Market Land Company	West Virginia	31-1557272	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
New Ridge Mining Company	Kentucky	61-1218677	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
New River Energy Corporation	West Virginia	54-1225713	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Neweagle Coal Sales Corp.	Virginia	54-1695745	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Neweagle Development Corp.	Virginia	54-1695747	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Neweagle Industries, Inc.	Virginia	54-1695751	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Neweagle Mining Corp.	Virginia	54-1695750	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410

Nicco Corporation	West Virginia	55-0584295	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Nicewonder Contracting, Inc.	West Virginia	20-0388143	208 Business Street Beckley, WV 25801 (304) 256-1015
Nicholas Energy Company	West Virginia	55-0761469	315 70th Street, Suite 200 Charleston, WV 25304 (304) 854-1890
Nine Mile Spur LLC	Virginia	54-1912521	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
North Fork Coal Corporation	Virginia	54-1679027	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Odell Processing Inc.	West Virginia	55-0708613	Right Fork Camp Creek P.O. Box 390 East Lynn, WV 25512 (304) 849-4557
Omar Mining Company	West Virginia	55-0385010	782 Robinson Creek Road Madison, WV 25130 (304) 369-1046
Palladian Lime, LLC	Delaware	20-8109144	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Paramont Coal Company Virginia, LLC	Delaware	56-2298367	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Paynter Branch Mining, Inc.	West Virginia	55-0746860	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Peerless Eagle Coal Co.	West Virginia	55-0451306	315 70th Street, Suite 200 Charleston, WV 25304 (304) 854-1890
Pennsylvania Land Holdings Company, LLC	Delaware	84-1452626	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Pennsylvania Services Corporation	Delaware	93-1162601	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Performance Coal Company	West Virginia	55-0736927	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Peter Cave Mining Company	Kentucky	61-1360315	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Pigeon Creek Processing Corporation	Virginia	54-1900369	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020

Pilgrim Mining Company, Inc.	Kentucky	61-1246461	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Pioneer Fuel Corporation	West Virginia	55-0545211	600 Resource Drive Scarbro, WV 25917 (606) 642-3920
Pioneer Mining, Inc.	West Virginia	55-0746859	600 Resource Drive Scarbro, WV 25917 (606) 642-3920
Plateau Mining Corporation	Delaware	95-3761213	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Powell River Resources Corporation	Virginia	27-2323843	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Power Mountain Coal Company	West Virginia	31-1567082	P.O. Box 707 Summersville, WV 26651 (304) 872-5065
Premium Energy, LLC	Delaware	20-3562770	119 North, South 2 Road P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Raven Resources, Inc.	Florida	59-3036984	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Rawl Sales & Processing Co.	West Virginia	55-0476477	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Red Ash Sales Company, Inc.	West Virginia	55-0515479	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Resource Development LLC	Virginia	54-1882316	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Resource Land Company LLC	Virginia	54-1912100	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
River Processing Corporation	Delaware	84-1199433	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Rivereagle Corp.	Virginia	54-1695746	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Riverside Energy Company, LLC	West Virginia	51-0442691	208 Business Street Beckley, WV 25801 (304) 256-1015

Riverton Coal Production Inc.	Delaware	55-0739658	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Riverton Coal Sales, Inc.	West Virginia	55-0740837	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Road Fork Development Company, Inc.	Kentucky	54-1293743	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Robinson-Phillips Coal Company	West Virginia	55-0386264	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Rockspring Development, Inc.	Delaware	31-1241956	Right Fork Camp Creek P.O. Box 390 East Lynn, WV 25512 (304) 849-4557
Roda Resources LLC	Virginia	54-1919034	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Rostraver Energy Company	Pennsylvania	25-1418256	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Ruhrkohle Trading Corporation	West Virginia	55-0266080	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Rum Creek Coal Sales, Inc.	West Virginia	31-1181801	P.O. Box 1098 Holden, WV 25625 (304) 752-7850
Russell Fork Coal Company	West Virginia	61-0394431	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
SC Coal Corporation	Delaware	13-2856449	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Scarlet Development Company	Pennsylvania	25-1782790	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Shannon-Pocahontas Coal Corporation	West Virginia	54-1132767	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Shannon-Pocahontas Mining Company	West Virginia	55-0613879	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Shenandoah Capital Management Corp.	West Virginia	55-0759643	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410

Sidney Coal Company, Inc.	Kentucky	54-1293752	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Simmons Fork Mining, Inc.	West Virginia	31-1537134	600 Resource Drive Scarbro, WV 25917 (606) 642-3920
Solomons Mining Company	West Virginia	55-0680485	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Spartan Mining Company	West Virginia	31-1571923	208 Business Street Beckley, WV 25801 (304) 256-1015
Stillhouse Mining LLC	Virginia	54-1959257	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Stirrat Coal Company	West Virginia	55-0728501	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Stone Mining Company	Kentucky	61-1231896	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Support Mining Company	West Virginia	52-1891104	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103
Sycamore Fuels, Inc.	West Virginia	54-1527013	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
T. C. H. Coal Co.	Kentucky	61-0723123	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Talon Loadout Company	West Virginia	20-2779543	P.O. Box 777 Uneeda, WV 25205 (304) 837-7009
Tennessee Consolidated Coal Company	Tennessee	62-6029380	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Tennessee Energy Corp.	Tennessee	62-0719183	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Town Creek Coal Company	West Virginia	52-1089482	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Trace Creek Coal Company	Pennsylvania	25-1418260	119 North, South 2 Road P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Tucson Limited Liability Company	West Virginia	55-0750763	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410

Twin Star Mining, Inc.	West Virginia	31-1265426	119 North, South 2 Road P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Vantage Mining Company	Kentucky	54-1289901	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101
Virginia Energy Company, LLC	Delaware	20-3593251	208 Business Street Beckley, WV 25801 (304) 256-1015
Wabash Mine Holding Company	Delaware	91-1897559	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
Warrick Holding Company	Delaware	91-1897557	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
West Kentucky Energy Company	Kentucky	27-0516756	One Alpha Place P.O. Box 16429 Bristol, VA 24209 (276) 619-4410
White Buck Coal Company	West Virginia	55-0747028	5363 Leivasy Road P.O. Box 190 Leivasy, WV 26676 (304) 846-6600
White Flame Energy, Inc.	West Virginia	55-0678856	119 North, South 2 Road P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Williams Mountain Coal Company	West Virginia	55-0729825	300 Running Right Way P.O. Box 261 Julian, WV 25529 (304) 369-8846
Winifrede Coal Corporation	Virginia	54-1844372	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7062
Wyomac Coal Company, Inc.	West Virginia	55-0574144	484 Tollage Creek Road Pikeville, KY 41501 (606) 218-9101

PROSPECTUS

Alpha Natural Resources, Inc.

Common Stock

Depositary Shares

Warrants

Purchase Contracts

Units

Preferred Stock

Debt Securities

(which may be guaranteed by some or substantially all of our domestic subsidiaries)

The following are types of securities that we may offer, issue and sell from time to time, or that may be sold by selling securityholders from time to time, together or separately:

•	shares of our common stock;

•	shares of our preferred stock, which may be guaranteed by some or substantially all of our domestic subsidiaries;

•	depositary shares;

•	debt securities, which may be guaranteed by some or substantially all of our domestic subsidiaries;

•	warrants to purchase debt or equity securities;

•	purchase contracts; and

•	units.

Any of these securities may be offered together or separately and in one or more series, if any, in amounts, at prices and on other terms to be determined at the time of the offering and described for you in an accompanying prospectus supplement.

We may offer and sell these securities through one or more underwriters, dealers or agents, through underwriting syndicates managed or co-managed by one or more underwriters, or directly to purchasers, on a continuous or delayed basis. The prospectus supplement for each offering of securities will describe in detail the plan of distribution for that offering.

To the extent that any selling securityholder resells any securities, the selling securityholder may be required to provide you with this prospectus and a prospectus supplement identifying and containing specific information about the selling securityholder and the terms of the securities being offered.

Our common stock is listed on the New York Stock Exchange under the symbol “ANR.” Each prospectus supplement will indicate if the securities offered thereby will be listed on any securities exchange.

Investing in our securities involves risks. You should consider the risk factors described in any accompanying prospectus supplement and in the documents we incorporate by reference.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 1, 2013.

We are responsible for the information contained and incorporated by reference in this prospectus. We have not authorized anyone to give you any other information, and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained or incorporated by reference in this prospectus or any prospectus supplement is accurate as of any date other than the date of the document containing the information.

ABOUT THIS PROSPECTUS

This prospectus describes some of the general terms that may apply to our common stock, preferred stock, depositary shares, debt securities, warrants, purchase contracts and units. The specific terms of any securities to be offered will be described in supplements to this prospectus. The prospectus supplements may also add, update or change information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement. This prospectus may not be used to offer and sell securities unless accompanied by a prospectus supplement.

You should read both this prospectus and any accompanying prospectus supplement together with the additional information described under the heading “Incorporation of Certain Documents by Reference” before you make your investment decision.

Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus to “Alpha”, the “Company”, “we”, “us” and “our” or similar terms are to Alpha Natural Resources, Inc., the surviving corporation of the merger on July 31, 2009 (the “Foundation Merger”) of Old Alpha with and into Foundation (each as defined below), and its consolidated subsidiaries; references in this prospectus to “Old Alpha” refer to Alpha Natural Resources, Inc. prior to the Foundation Merger and its consolidated subsidiaries; and references to “Foundation” refer to Foundation Coal Holdings, Inc. prior to the Foundation Merger, which changed its name to Alpha Natural Resources, Inc. following the Foundation Merger, and its consolidated subsidiaries.

AVAILABLE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (SEC). You may read and copy any documents that we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings with the SEC are also available to the public through the SEC’s Internet site at http://www.sec.gov and through the New York Stock Exchange, 11 Wall Street, New York, New York 10005, on which our common stock is listed.

This prospectus is part of a registration statement on Form S-3 that we filed with the SEC. This prospectus does not contain all the information in the registration statement. Whenever a reference is made in this prospectus to a contract or other document of the Company, the reference is only a summary, and you should refer to the exhibits that are a part of the registration statement for a copy of the contract or other document. You may review a copy of the registration statement at the SEC’s public reference room in Washington, D.C., as well as through the SEC’s Internet site.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” the information contained in documents that we file with them, which means that we can disclose important information to you by referring you to those documents that we file separately with the SEC. The information incorporated by reference is considered to be part of this prospectus and any accompanying prospectus supplement. Information in this prospectus supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus, while information that we file later with the SEC will automatically update and supersede information contained in or previously incorporated by reference into this prospectus. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 on or after the date of this prospectus and before the termination of the offering of the securities covered by this prospectus:

•	Our Annual Report on Form 10-K for the year ended December 31, 2012;

•	Our Current Reports on Form 8-K filed on February 14, 2013 and February 25, 2013;

•	The portions of our Definitive Proxy Statement on Schedule 14A that are deemed “filed” with the SEC under the Exchange Act, as filed on April 3, 2012; and

•

Exhibit 99.1 of our Current Report on Form 8-K filed on March 28, 2011, containing the consolidated financial statements of Massey Energy Company (“Massey”) as of December 31, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2010.

You can request a copy of these filings at no cost, by writing or calling us at the following address:

Alpha Natural Resources, Inc.

One Alpha Place

P.O. Box 16429

Bristol, VA 24209

Attention: Investor Relations

(276) 619-4410

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any prospectus supplement and the documents incorporated by reference include statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to our future prospects, developments and business strategies. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should” and similar terms and phrases, including references to assumptions, in these documents to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our liquidity, results of operations and financial condition;

•	decline in coal prices;

•	worldwide market demand for coal, electricity and steel;

•	utilities switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate;

•	our production capabilities and costs;

•	availability of mining and processing equipment and parts;

•

changes in environmental laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage, including potential carbon or greenhouse gas related legislation;

•	changes in safety and health laws and regulations and the ability to comply with such changes;

•	competition in coal markets;

•	regulatory and court decisions;

•	our ability to obtain, maintain or renew any necessary permits or rights, and our ability to mine properties due to defects in title on leasehold interests;

•	global economic, capital market or political conditions, including a prolonged economic recession in the markets in which we operate;

•	potential instability and volatility in worldwide financial markets;

•	the outcome of pending or potential litigation or governmental investigations, including with respect to the Upper Big Branch explosion;

•	our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines;

•	changes in and renewal or acquisition of new long-term coal supply arrangements;

•	reductions or increases in customer coal inventories and the timing of those changes;

•	inherent risks of coal mining beyond our control;

•	weather conditions or catastrophic weather-related damage;

•	the geological characteristics of the Powder River Basin, Central and Northern Appalachian coal reserves;

•	the inability of our third-party coal suppliers to make timely deliveries and the refusal by our customers to receive coal under agreed contract terms;

•	disruptions in delivery or changes in pricing from third party vendors of goods and services that are necessary for our operations, such as diesel fuel, steel products, explosives and tires;

•	inflationary pressures on supplies and labor;

•	changes in postretirement benefit obligations, pension obligations and federal and state black lung obligations;

•	increased costs and obligations potentially arising from the Patient Protection and Affordable Care Act;

•	reclamation and mine closure obligations;

•	our assumptions concerning economically recoverable coal reserve estimates;

•	significant or rapid increases in commodity prices;

•	railroad, barge, truck and other transportation availability, performance and costs;

•	disruption in coal supplies;

•	availability of skilled employees and other employee workforce factors, such as labor relations;

•	our ability to negotiate new United Mine Workers of America wage agreements on terms acceptable to us, increased unionization of our workforce in the future, and any strikes by our workforce;

•	future legislation and changes in regulations, governmental policies or taxes or changes in interpretation thereof;

•

our ability to integrate successfully operations that we have acquired or developed with our existing operations, as well as those operations that we may acquire or develop in the future, or the risk that any such integration could be more difficult, time-consuming or costly than expected;

•	our plans and objectives for future operations and expansion or consolidation;

•	the consummation of financing transactions, acquisitions or dispositions and the related effects on our business;

•	indemnification of certain obligations not being met;

•	fair value of derivative instruments not accounted for as hedges that are being marked to market;

•	our substantial indebtedness and potential future indebtedness;

•	restrictive covenants in our secured credit facility and the indentures governing our outstanding debt securities;

•	certain terms of our outstanding debt securities, including any conversions of our convertible senior debt securities, that may adversely impact our liquidity;

•	our ability to obtain or renew surety bonds on acceptable terms or maintain self bonding status; and

•	other factors, including the other factors discussed in “Risk Factors” in the documents incorporated by reference in this prospectus.

When considering these forward-looking statements, you should keep in mind the cautionary statements in this prospectus, any prospectus supplement and the documents incorporated by reference. We do not undertake any responsibility to release publicly any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this prospectus. Additionally, we do not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by these forward-looking statements.

ALPHA NATURAL RESOURCES, INC.

We are one of America’s premier coal suppliers, operating 107 mines and 26 coal preparation and load-out facilities as of December 31, 2012 in Northern and Central Appalachia and the Powder River Basin. We produce, process, and sell steam and metallurgical coal from twelve business units located throughout Virginia, West Virginia, Kentucky, Pennsylvania, and Wyoming. We also sell coal produced by others, the majority of which we process and/or blend with coal produced from our mines prior to resale, providing us with a higher overall margin for the blended product than if we had sold the coal separately.

We have two reportable segments, Eastern Coal Operations and Western Coal Operations. Eastern Coal Operations consists of our operations in Northern and Central Appalachia and our coal brokerage and road construction activities. Western Coal Operations consists of two Powder River Basin mines in Wyoming. Our All Other category includes an idled underground mine in Illinois; expenses associated with closed mines; Dry Systems Technologies; revenues and royalties from the sale of coalbed methane and natural gas extraction; equipment sales and repair operations; terminal services; the leasing of mineral rights; general corporate overhead and corporate assets and liabilities.

Our principal executive office is located at One Alpha Place, P.O. Box 16429, Bristol, VA 24209 and our telephone number is (276) 619-4410.

RISK FACTORS

Investing in our securities involves risk. See the “Risk Factors” section in any accompanying prospectus supplement and in the documents incorporated by reference in this prospectus for a discussion of certain factors that you should consider before investing in our securities.

USE OF PROCEEDS

Unless otherwise set forth in a prospectus supplement, we intend to use the net proceeds of any offering of securities sold for general corporate purposes, which may include acquisitions, repayment of debt, capital expenditures and working capital. When a particular series of securities is offered, the prospectus supplement relating to that offering will set forth our intended use of the net proceeds received from the sale of those securities. The net proceeds may be invested temporarily in short-term marketable securities or applied to repay short-term debt until they are used for their stated purpose.

Unless otherwise set forth in a prospectus supplement, we will not receive any proceeds in the event that the securities are sold by a selling securityholder.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the ratio of earnings to fixed charges for the indicated periods:

	Year Ended December 31,
	2012		2011(1)		2010	2009(2)	2008
Ratio of earnings to fixed charges(3)(4)	N/A	(5)	N/A	(6)	2.22	1.36	5.41

(1)	On June 1, 2011, we completed our acquisition of Massey. Our consolidated results of operations for the year ended December 31, 2011 include Massey’s results of operations for the period June 1, 2011 through December 31, 2011. Our consolidated results of operations for the years ended December 31, 2010, 2009 and 2008 do not include amounts related to Massey’s results of operations.

(2)	On July 31, 2009, Old Alpha and Foundation merged with Foundation continuing as the surviving legal corporation of the Foundation Merger, which was renamed Alpha Natural Resources, Inc. For the year ended December 31, 2009, Foundation’s financial results are included for the five-month period following the Foundation Merger from August 1, 2009 through December 31, 2009. Old Alpha’s results of operations for the year ended December 31, 2008 does not include amounts related to Foundation’s results of operations.
(3)	For purposes of this computation, “earnings” consist of pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income or loss from equity investees plus fixed charges and amortization of capitalized interest minus capitalized interest and minority interest in pre-tax income of subsidiaries that have not incurred fixed charges. “Fixed charges” consist of interest expensed on all indebtedness plus capitalized interest and amortization of deferred costs of financing and the estimated interest component of lease rental expense.
(4)	There were no preferred stock dividends during any of the periods presented above. As a result, the ratio of earnings to fixed charges and preferred stock dividends is the same as the ratio of earnings to fixed charges.
(5)	The ratio of earnings to fixed charges was less than one-to-one for the year ended December 31, 2012. Additional earnings of $3.0 billion would be needed to have a one-to-one ratio of earnings to fixed charges.
(6)	The ratio of earnings to fixed charges was less than one-to-one for the year ended December 31, 2011. Additional earnings of $767.0 million would be needed to have a one-to-one ratio of earnings to fixed charges.

DESCRIPTION OF SECURITIES

This prospectus contains summary descriptions of the common stock, preferred stock, depositary shares, debt securities, warrants, purchase contracts and units that we or selling securityholders may sell from time to time. These summary descriptions are not meant to be complete descriptions of each security. The particular terms of any security will be described in a related prospectus supplement, if necessary.

DESCRIPTION OF COMMON STOCK

The following description of our common stock does not describe every aspect of our common stock and is subject, and is qualified in its entirety by reference, to all the provisions of our amended and restated certificate of incorporation and all the provisions of our amended and restated bylaws.

Authorized Capitalization

Our authorized capital stock, as of February 27, 2013, consists of (1) 400,000,000 shares of common stock, par value $0.01 per share, of which: (a) 232,430,314 shares were issued and 220,720,180 shares were outstanding; (b) 19,579,435 shares were reserved for issuance under the Company’s equity incentive plans; (c) 6,969,691 shares were reserved for issuance under the 2.375% Convertible Senior Notes due 2015; (d) 8,160,427 shares were reserved for issuance under the 3.25% Convertible Senior Notes due 2015; and (2) 10,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding.

Common Stock

Holders

As of February 27, 2013, there were 5,691 holders of record of our common stock.

Voting Rights

Holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. The holders of common stock do not have cumulative voting rights in the election of directors.

Except as otherwise required by law, holders of common stock are not entitled to vote on any amendment to the amended and restated certificate of incorporation relating solely to the terms of one or more series of preferred stock, if the holders of that preferred stock are entitled to vote thereon. Our amended and restated certificate of incorporation requires the affirmative vote of at least seventy-five percent (75%) of the voting power of the shares of stock entitled to vote generally in the election of directors, voting together as a single class, to alter, repeal or amend provisions of our amended and restated certificate of incorporation governing amendments of our certificate of incorporation and bylaws, election and removal of directors, stockholder action by written consent in lieu of meeting and special meetings of stockholders. The standard of voting for other items is governed in accordance with the Delaware General Corporation Law (the “DGCL”).

Dividend Rights

Subject to applicable law and rights, if any, of the holders of any outstanding series of preferred stock or any class or series of stock having a preference over the common stock with respect to the payment of dividends, dividends may be declared and paid on the common stock from time to time and in amounts as our board of directors may determine. Our credit facility and certain of the indentures governing our senior notes impose restrictions on our ability to declare dividends with respect to our common stock. Any decision to declare and pay dividends in the future will be made at the discretion of our board of directors and will depend on, among other things, our results of operations, cash requirements, financial condition, contractual restrictions and other factors that our board of directors may deem relevant.

Liquidation Rights

Upon any dissolution, liquidation or winding up, subject to any rights of any outstanding series of preferred stock or any class or series of stock having a preference over the common stock with respect to the distribution of assets, our remaining assets and funds will be distributed ratably to the holders of common stock.

Other Matters

The common stock has no preemptive or conversion rights and is not subject to further calls or assessment by us. There are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of our common stock are fully paid and non-assessable. Shares of the capital stock of the Company may be certificated or uncertificated, as provided under the DGCL.

Anti-takeover Effects of Certain Provisions of Our Amended and Restated Certificate of Incorporation and Bylaws

Certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws, which are summarized in the following paragraphs, may have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by stockholders. Additionally, change of control provisions in the indentures governing our senior notes and our convertible notes may discourage a takeover attempt.

Removal of Directors; Vacancies

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that directors may be removed with or without cause upon the affirmative vote of holders of at least seventy-five percent (75%) of the voting power of the shares of stock entitled to vote generally in the election of directors, voting together as a single class. In addition, our amended and restated bylaws also provide that except as otherwise provided in our amended and restated bylaws, any vacancies on our board of directors and newly created directorships will be filled only by the affirmative vote of a majority of the remaining directors, although less than a quorum.

No Cumulative Voting

The DGCL provides that stockholders are not entitled to the right to cumulate votes in the election of directors unless our amended and restated certificate of incorporation provides otherwise. Our amended and restated certificate of incorporation prohibits cumulative voting.

Calling of Special Meetings of Stockholders

Our amended and restated certificate of incorporation provides that, unless otherwise prescribed by the DGCL and subject to the holders of any series of preferred stock, special meetings may be called at any time by the board of directors or by a committee of the board of directors whose power and authority, as provided in a resolution of the board of directors or in the bylaws, includes the power to call special meetings of stockholders.

Stockholder Action by Written Consent

Our amended and restated certificate of incorporation and our amended and restated bylaws do not permit stockholder action by written consent. All stockholder actions must be taken at a duly called annual or special stockholder meeting.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Our amended and restated bylaws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the corporate secretary.

Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the company first mailed its proxy materials for the previous year’s annual meeting. Our amended and restated bylaws also specify requirements as to the form and content of a stockholder’s notice. These provisions may impede stockholders’ ability to bring matters before an annual meeting of stockholders or make nominations for directors at an annual meeting of stockholders.

Amendments to Our Amended and Restated Bylaws

Our amended and restated certificate of incorporation grants our board of directors the authority to amend and repeal our bylaws without a stockholder vote in any manner not inconsistent with the laws of the State of Delaware. Notwithstanding anything contained in our amended and restated certificate of incorporation to the contrary, the affirmative vote of the holders of at least seventy-five percent (75%) in voting power of all shares entitled to vote generally in the election of directors, voting together as a single class, is required to alter, amend or repeal any provisions of our amended and restated bylaws which is to the same effect as provisions in our amended and restated certificate of incorporation governing amendments of our certificate of incorporation and bylaws, election and removal of directors, stockholder action by written consent in lieu of meeting and special meetings of stockholders. Amendments to the bylaws are otherwise governed in accordance with DGCL.

Limitations on Liability and Indemnification of Officers and Directors

The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties. Our amended and restated certificate of incorporation includes a provision that eliminates the personal liability of directors to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.

Our amended and restated certificate of incorporation and amended and restated bylaws provide that we must indemnify our directors and officers to the fullest extent authorized by the DGCL. We are also expressly authorized to carry directors’ and officers’ insurance providing indemnification for our directors, officers, employees and agents for some liabilities. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though a derivative action, if successful, might otherwise benefit us and our stockholders. In addition, the value of investments in our securities may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Delaware Anti-Takeover Statute

We have opted out of Section 203 of the DGCL. Subject to specified exceptions, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder. “Business combinations” include mergers, asset sales and other transactions resulting in a financial benefit to the “interested stockholder.” Subject to various exceptions, an “interested stockholder” is a person who together with his or her affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s outstanding voting stock. These restrictions generally prohibit or delay the accomplishment of mergers or other takeover or change-in-control attempts.

Transfer Agent and Registrar

Computershare Trust Company, N.A. is the transfer agent and registrar for our common stock.

Listing

Our common stock trades on the New York Stock Exchange under the symbol “ANR.”

Authorized but Unissued Capital Stock

The DGCL generally does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange, which apply so long as our common stock is listed on the New York Stock Exchange, require stockholder approval of certain issuances equal to or exceeding 20% of the then-outstanding voting power or then-outstanding number of shares of common stock. We may issue additional shares for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

One of the effects of the existence of unissued and unreserved common stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive the stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

DESCRIPTION OF PREFERRED STOCK

Preferred Stock

The board of directors may provide by resolution for the issuance of preferred stock, in one or more series, and to fix the number of shares constituting those series and the designation of those series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, as are not inconsistent with our amended and restated certificate of incorporation or any amendment thereto, and as may be permitted by the DGCL. The issuance of preferred stock could have the effect of decreasing the market price of the common stock and could adversely affect the voting and other rights of the holders of common stock.

We will include in a related prospectus supplement the terms of any series of preferred stock being offered. These terms will include some or all of the following:

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the title of the series and the number of shares in the series, which our board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding;

•	the price per share at which the preferred stock will be offered;

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the dividend rate or rates or method of calculating the rates, the dates on which the dividends will be payable, whether or not dividends will be cumulative or noncumulative and, if cumulative, the dates from which dividends on the preferred stock being offered will cumulate;

•	the voting rights, if any, of the holders of shares of the preferred stock being offered;

•	the provisions for a sinking fund, if any, and the provisions for redemption, if applicable, of the preferred stock being offered;

•	the liquidation preference per share;

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whether the shares of the preferred stock being offered will be convertible into shares of any other class or series of stock, or any other security, of our company or any other corporation, and, if so, the specification of the other class or series of stock or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•	whether and the extent to which the series will be guaranteed;

•	any listing of the preferred stock being offered on any securities exchange;

•	whether interests in the shares of the series will be represented by depositary shares;

•	a discussion of any material U.S. federal income tax considerations applicable to the preferred stock being offered;

•	the relative ranking and preferences of the preferred stock being offered as to dividend rights and rights upon liquidation, dissolution, or the winding up of our affairs;

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any limitations on the issuance of any class or series of preferred stock ranking senior or equal to the series of preferred stock being offered as to dividend rights and rights upon liquidation, dissolution or the winding up of our affairs; and

•	any additional rights, preferences, qualifications, limitations, and restrictions of the series.

Upon issuance, the shares of preferred stock will be fully paid and nonassessable. We are not required by the DGCL to seek stockholder approval prior to any issuance of authorized but unissued stock and our board of directors does not currently intend to seek stockholder approval prior to any issuance of authorized but unissued stock, unless otherwise required by law or the listing requirements of the New York Stock Exchange. As of the date of this prospectus, our board of directors had not established any series of preferred stock, and no shares of our preferred stock are outstanding.

DESCRIPTION OF DEPOSITARY SHARES

We may issue fractional interests in shares of preferred stock, rather than shares of preferred stock, with those rights and subject to the terms and conditions that we may specify in a related prospectus supplement. If we do so, we will provide for a depositary (either a bank or trust company depositary that has its principal office in the U.S.) to issue receipts for depositary shares, each of which will represent a fractional interest in a share of preferred stock. The shares of preferred stock underlying the depositary shares will be deposited under a deposit agreement between us and the depositary. The prospectus supplement will include the name and address of the depositary.

DESCRIPTION OF DEBT SECURITIES

This section describes the general terms that will apply to any debt securities that we may offer pursuant to this prospectus and a related prospectus supplement. The specific terms of any offered debt securities, and the extent to which the general terms described in this section apply to these debt securities, will be described in a related prospectus supplement at the time of the offering. The prospectus supplement, which we will file with the SEC, may or may not modify the general terms found in this prospectus. For a complete description of any series of debt securities, you should read both this prospectus and the prospectus supplement relating to that series of debt securities.

In this section, the terms “we,” “our,” “us” and “Alpha” refer solely to Alpha Natural Resources, Inc. and not its subsidiaries. As used in this prospectus, “debt securities” means the senior and subordinated debentures, notes, bonds and other evidences of indebtedness offered pursuant to this prospectus and an accompanying prospectus supplement and authenticated by the relevant trustee and delivered under the applicable indenture.

We may issue senior debt securities under an indenture, dated as of June 1, 2011, entered into between us, Union Bank, N.A., as trustee, and substantially all of our subsidiaries as potential guarantors, as supplemented from time to time. This indenture, as supplemented, is referred to in this prospectus as the “senior indenture.” We may issue subordinated debt securities under a separate indenture to be entered into between us, Union Bank, N.A., as trustee, and substantially all of our subsidiaries as potential guarantors, as supplemented from time to time. This indenture, as supplemented, is referred to in this prospectus as the “subordinated indenture.” The senior indenture and the subordinated indenture are collectively referred to in this prospectus as the “indentures.” We refer to Union Bank, N.A. as the “trustee” in this prospectus. If a different trustee or a different indenture for a series of debt securities is used, those details will be provided in a prospectus supplement and the forms of any other indentures will be filed with the SEC at the time they are used.

We have summarized below the material provisions of the indentures and the debt securities, or indicated which material provisions will be described in a related prospectus supplement. For further information, you should read the indentures. The indentures are exhibits to the registration statement of which this prospectus forms a part. The following summary is qualified in its entirety by the provisions of the indentures.

General

The debt securities that we may offer under the indentures are not limited in aggregate principal amount and may be guaranteed by some or substantially all of our domestic subsidiaries. We may issue debt securities at one or more times in one or more series. Each series of debt securities may have different terms. The terms of any series of debt securities will be described in, or determined by action taken pursuant to, a resolution of our board of directors or a committee appointed by our board of directors or in a supplement to the indenture relating to that series.

The prospectus supplement relating to any series of debt securities that we may offer will state the price or prices at which the debt securities will be offered and will contain the specific terms of that series. These terms may include the following:

•	the title of the series;

•	the purchase price, denomination and any limit upon the aggregate principal amount of the series;

•	the date or dates on which each of the principal of and premium, if any, on the securities of the series is payable and the method of determination thereof;

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the rate or rates at which the securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the interest payment dates on which any such interest shall be payable and the record date, if any;

•	whether and the extent to which securities of the series will be guaranteed;

•	the place or places where the principal of (and premium, if any) and interest, if any, on securities of the series shall be payable;

•	the place or places where the securities may be exchanged or transferred;

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the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, securities of the series may be redeemed, in whole or in part, at our option, if we are to have that option with respect to the applicable series;

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our obligation, if any, to redeem or purchase securities of the series in whole or in part pursuant to any sinking fund or analogous provision or upon the happening of a specified event or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

•	if other than denominations of $1,000 and any integral multiple thereof, the denominations in which securities of the series are issuable;

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if other than U.S. dollars, the currency or currencies (including currency unit or units) in which payments of principal of (and premium, if any) and interest, if any, on the securities of the series shall or may be payable, or in which the securities of the series shall be denominated, and the particular provisions applicable thereto;

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if the payments of principal of (and premium, if any), or interest or premium, if any, on the securities of the series are to be made, at our or a holder’s election, in a currency or currencies (including currency unit or units) other than that in which such securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto;

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if the amount of payments of principal of (and premium, if any) and interest, if any, on the securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined;

•	whether, and the terms and conditions upon which, the securities of the series may or must be converted into our securities or exchanged for our securities or those of another enterprise;

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if other than the principal amount thereof, the portion of the principal amount of securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to an event of default or the method by which such portion shall be determined;

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any modifications of or additions to the events of default or covenants with respect to securities of the series or any modifications of or additions to subordination provisions with respect to subordinated debt securities;

•	whether the securities of the series will be subject to legal defeasance or covenant defeasance as provided in the indentures;

•	if other than the trustee, the identity of the registrar and any paying agent; and

•	any other terms of the series.

We are not obligated to issue all debt securities of one series at the same time. Unless otherwise provided in the prospectus supplement, we may, without the consent of holders of any series of debt securities, increase the principal amount of the series by issuing additional debt securities in the future on the same terms and conditions, except for any difference in the issue price and interest accrued prior to the issue date of the additional debt securities, and with the same CUSIP number, so long as such additional debt securities constitute part of the same issue as the debt securities originally issued, for U.S. federal income tax purposes. The debt securities originally issued and any additional debt securities would rank equally and ratably and would be treated as a single series of debt securities for all purposes under the indenture.

Interest

Unless otherwise specified in the prospectus supplement, if any payment date with respect to debt securities falls on a day that is not a business day, we will make the payment on the next business day. The payment made on the next business day will be treated as though it had been made on the original payment date, and no interest will accrue on the payment for the additional period of time.

Ranking

The senior debt securities will be our direct, unconditional, unsecured and unsubordinated obligations and will rank pari passu with all of our other unsecured senior obligations. However, the senior debt securities will be effectively junior to all of our existing and future secured indebtedness to the extent of the value of the assets securing those obligations. The senior debt securities will also be structurally subordinated to all liabilities, including trade payables and lease obligations, of our subsidiaries, except to the extent that those subsidiaries guarantee the debt securities. The subordinated debt securities will be our direct, unconditional, unsecured and subordinated obligations and will be junior in right of payment to our existing and future senior obligations. The extent of subordination of the subordinated debt securities will be described below under “—Provisions Applicable to Subordinated Debt Securities—Subordination of Subordinated Debt Securities and Related Guarantees,” or as described in an accompanying prospectus supplement.

Debt Guarantees

Our debt securities may be guaranteed by some or substantially all of our domestic subsidiaries, which are referred to in this prospectus as the “guarantors.” Any guarantees of senior debt securities will be direct, unconditional, unsecured and unsubordinated obligations of the respective guarantors and will rank equally and ratably without preference among themselves and equally with other senior unsecured and unsubordinated obligations of such guarantors, except to the extent prescribed by law. Any guarantees of subordinated debt securities will be direct, unconditional, unsecured and subordinated obligations of the respective guarantors and will be junior in right of payment to the existing and future senior obligations of such guarantors.

If, for any reason, we do not make any required payment in respect of any guaranteed debt security when due, whether on the normal due date, on acceleration or redemption or otherwise, the guarantors with respect to the guarantees that are then in effect will cause the payment to be made to or to the order of the trustee. The holder of a guaranteed debt security will be entitled to payment under the guarantees of the guarantors without taking any action whatsoever against us.

The guarantee of a guarantor will be released automatically with respect to any series of debt securities as provided in the applicable indenture, including upon defeasance of such series of debt securities as provided below under the caption “—Defeasance,” satisfaction and discharge of such series of debt securities or if for any reason such guarantor ceases to be our majority-owned subsidiary.

Covenants

Except as described below or in the prospectus supplement with respect to any series of debt securities, neither we nor our subsidiaries are restricted by the indentures from paying dividends or making distributions on our or their capital stock or purchasing or redeeming our or their capital stock. The indentures do not require the maintenance of any financial ratios or specified levels of net worth or liquidity. In addition, with certain exceptions, the indentures do not contain any covenants or other provisions that would limit our or our subsidiaries’ right to incur additional indebtedness or limit the amount of additional indebtedness, including senior or secured indebtedness, which we can create, incur, assume or guarantee. Except as described below, the indentures also do not restrict, or require us to redeem or permit holders to cause redemption of debt securities in the event of:

•	a consolidation, merger, sale of assets or other similar transaction that may adversely affect our creditworthiness or the successor or combined entity;

•	a change in control of us; or

•	a highly leveraged transaction involving us whether or not involving a change in control.

Accordingly, the holders of debt securities may not have protection in the event of a highly leveraged transaction, reorganization, restructuring, merger or similar transaction involving us that may adversely affect the holders.

Unless otherwise indicated in the prospectus supplement, covenants contained in the indentures will be applicable to the series of debt securities to which the prospectus supplement relates so long as any of the debt securities of that series are outstanding.

Reporting

The indentures provide that we shall furnish to the trustee, within 15 days after we are required to file such annual and quarterly reports, information, documents and other reports with the SEC, copies of our annual report and of the information, documents and other reports that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. We shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act of 1939, as amended, which we refer to as the Trust Indenture Act.

Consolidation, Merger and Sale of Assets

The indentures prohibit us from consolidating with or merging with or into, or selling, transferring, leasing, conveying or otherwise disposing of all or substantially all of our property or assets to, another person (including pursuant to a statutory arrangement), whether in a single transaction or series of related transactions, unless:

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we are the surviving entity or the person formed by or surviving any such consolidation or merger or to which such sale, transfer, lease, conveyance or other disposition is made is a person organized in the United States of America and expressly assumes the due and punctual payment of the principal of (and premium, if any) and interest on all the debt securities and the performance of every covenant of the indentures on our part to be performed or observed;

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immediately after giving effect to such transaction, no event of default, and no event which, after notice or lapse of time, or both, would become an event of default, shall have happened and be continuing; and

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we have delivered to the trustee an officers’ certificate and an opinion of counsel each stating that such consolidation or transfer and a supplemental indenture, if applicable, comply with the respective indenture and that all conditions precedent provided for in the respective indenture relating to such transaction have been complied with.

Upon such a consolidation, merger, sale, transfer, lease, conveyance or other disposition, the successor person formed by the consolidation or with or into which we are merged or to which the sale, transfer, lease, conveyance or other disposition is made will succeed to, and, except in the case of lease, be substituted for, us under the indentures, and the predecessor corporation shall be released from all obligations and covenants under the indentures and the debt securities.

Events of Default, Notice and Waiver

The indentures provide that if an event of default shall have occurred and be continuing with respect to any series of debt securities, then either the trustee or the holders of not less than 25% in outstanding principal amount of the debt securities of that series may declare to be due and payable immediately the outstanding principal amount of the debt securities of the affected series, together with interest, if any, accrued thereon; provided, however, that if the event of default is any of certain events of bankruptcy, insolvency or reorganization, all the debt securities, together with interest, if any, accrued thereon, will become immediately due and payable without further action or notice on the part of the trustee or the holders.

Under the indentures, an event of default with respect to the debt securities of any series is any one of the following events:

•	default for 30 days in payment when due of any interest due with respect to the debt securities of that series;

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default in payment when due of principal (whether at stated maturity, upon redemption (if applicable), upon any required repurchase by us (if applicable) or otherwise) of or of premium, if any, on the debt securities of that series;

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default in the observance or performance of any other covenant or agreement contained in the indentures that continues for a period of 60 days after we receive written notice specifying the default (and demanding that the default be remedied) from the trustee or the holders of at least 25% of the principal amount of securities then outstanding of that series (with a copy to the trustee if given by holders) (except in the case of a default with respect to certain consolidations, mergers, or sales of assets as set forth in the indentures, which will constitute an event of default when we receive a written notice without any further passage of time);

•	certain events of bankruptcy, insolvency and reorganization with respect to us, or the relevant subsidiary guarantors, if any;

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if the debt securities of that series is guaranteed, a guarantee ceases to be in full force and effect (other than in accordance with the indentures) or a any guarantor denies or disaffirms its obligations under its guarantee; and

•	any other event of default provided with respect to debt securities of that series as described in the applicable prospectus supplement.

Notwithstanding the paragraph above, for the first 150 days immediately following the occurrence of an event of default resulting from our failure to comply with any obligations we may be deemed to have pursuant to section 314(a)(1) of the Trust Indenture Act (which relates to the requirement that we furnish to the trustee our annual reports and other information presently filed by us under the Exchange Act) or as set forth in the paragraph under the heading, “—Reporting” above, the sole remedy for any such event of default shall be the accrual of additional interest on the debt securities at a rate per year equal to 0.50% of the outstanding principal amount of the debt securities, payable semi-annually at the same time and in the same manner as regular interest on the debt securities. In no event shall additional interest accrue at a rate per year in excess of 0.50% pursuant to the indentures, regardless of the number of events or circumstances giving rise to the requirement to pay such additional interest. In addition to the accrual of such additional interest, on and after the 150th day immediately following the occurrence of an event of default resulting from our failure to comply with any obligations we may be deemed to have pursuant to section 314(a)(1) of the Trust Indenture Act or as set forth in the paragraph under the heading, “—Reporting” above, either the trustee, by written notice to us, or the holders of not less than 25% in aggregate principal amount of the debt securities of any series then outstanding, by written notice to us and the trustee, may declare the principal amount of the debt securities of that series and any accrued and unpaid interest, including any additional interest, through the date of such declaration, to be immediately due and payable.

The indentures provide that the trustee will, within 90 days after the occurrence of a default with respect to the debt securities of any series, give to the holders of debt securities of that series notice of any default known to it, unless cured or waived; provided that except in the case of default in the payment of principal (whether at stated maturity, upon redemption (if applicable), upon any required repurchase by us (if applicable) or otherwise), or interest or premium, if any, on any debt security of that series, default in the payment or delivery of any consideration due upon conversion or exchange of any debt security of that series (if applicable) or default in the payment of any sinking fund installment with respect to debt securities of that series, the trustee will be protected in withholding the notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or specified officers of the trustee in good faith determines that the withholding of the notice is in the interests of the holders of debt securities of that series.

The term “default” for the purpose of this provision means any event that is or with the passage of time or the giving of notice or both would become an event of default.

The indentures contain provisions entitling the trustee, subject to the duty of the trustee during the continuance of an event of default to act with the required standard of care, to be indemnified by the holders before proceeding to exercise any right or power under the indentures at the request of those holders. The indentures provide that the holders of a majority in outstanding principal amount of the debt securities of any series may, subject to certain exceptions, on behalf of the holders of debt securities of that series direct the time, method and place of conducting proceedings for remedies available to the trustee, or exercising any trust or power conferred on the trustee.

The indentures include a covenant that we will file annually within 120 calendar days after the end of each fiscal year with the trustee a certificate of no default or specifying any default that exists.

In certain cases, the holders of a majority in outstanding principal amount of the debt securities of any series may on behalf of the holders of debt securities of that series rescind a declaration of acceleration if certain conditions are satisfied, or waive any existing default or event of default with respect to the debt securities of that series except a default not yet cured in payment of the principal (whether at stated maturity, upon redemption (if applicable), upon any required repurchase by us (if applicable) or otherwise) of, or interest or premium, if any, on any debt security of that series, in the payment or delivery of any consideration due upon conversion or exchange of any debt security of that series (if applicable) or in respect of a provision that under the indentures cannot be modified or amended without the consent of the holder of each debt security.

No holder of a debt security of any series will have any right to institute any proceeding with respect to the applicable indenture or the debt securities of any series or for any remedy thereunder unless:

•	that holder has previously given to the trustee written notice of a continuing event of default;

•	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series have also made such a written request;

•	that holder or holders have provided indemnity satisfactory to the trustee to institute the proceeding as trustee;

•	the trustee has not received from the holders of a majority in outstanding principal amount of the debt securities of that series a direction inconsistent with the request; and

•	the trustee has failed to institute the proceeding within 60 calendar days of the notice.

However, these limitations do not apply to a suit instituted by a holder of debt securities for enforcement of payment of the principal (whether at stated maturity, upon redemption (if applicable), upon any required repurchase by us (if applicable) or otherwise) of, or premium or interest, if any, on the debt securities or, if applicable, payment or delivery of any consideration due upon conversion or exchange of any debt security on or after the respective due dates expressed in the debt securities after any applicable grace periods have expired.

Modification and Waiver

The trustee and we may amend or supplement the indentures or the debt securities of any series without the consent of any holder to:

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cure any ambiguity, defect or inconsistency in the indenture in a manner that does not, individually or in the aggregate with all other changes, adversely affect the rights of any holder of debt securities in any material respect;

•	provide for uncertificated debt securities in addition to or in place of certificated debt securities;

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evidence and provide for the acceptance of appointment by a successor trustee and add to or change any of the provisions of the indentures as are necessary to provide for or facilitate the administration of the trusts by more than one trustee;

•	establish the form or terms of debt securities of any series as permitted by the indentures;

•	provide for guarantees of the debt securities or add an additional guarantee in respect of the debt securities.

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provide for the succession of another corporation to our obligations or those of a guarantor and the assumption of any series of debt securities or the applicable guarantee by such successor, in accordance with the indenture;

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in the case of convertible or exchangeable debt securities of any series, subject to the provisions of the supplemental indenture for that series, make adjustments to conversion rights, exchange rights and/or repurchase rights of holders of that series upon certain reclassifications or changes in our common stock or in certain consolidations, mergers and upon the sale of all or substantially all of our property or assets or our subsidiaries;

•	in the case of convertible or exchangeable debt securities of any series, reduce the conversion rate or exchange ratio applicable to that series;

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in the case of convertible or exchangeable debt securities of any series, increase the conversion rate or exchange ratio in the manner described in the supplemental indenture for that series, provided that the increase will not adversely affect the interests of the holders of that series in any material respect;

•	secure our obligations in respect of the debt securities;

•	make any change that would provide any additional rights or benefits to the holders of all or any series of debt securities and that does not adversely affect any such holder;

•	comply with SEC requirements in order to effect or maintain the qualification of the indentures under the Trust Indenture Act; or

•	take any other action to amend or supplement the indentures or the debt securities of any series as described in the prospectus supplement with respect to such series of debt securities.

In addition, except as described below, modifications and amendments of the indentures or the debt securities of any series may be made by the trustee and us with the consent of the holders of a majority in outstanding principal amount of the debt securities affected by such modification or amendment. In addition, subject to certain exceptions, the holders of a majority in aggregate principal amount of the outstanding debt securities affected may waive our compliance with any provision of the indenture or the debt securities. However, no such modification or amendment may, without the consent of each holder affected thereby:

•	change the stated maturity of the principal of, or the payment date of any installment of, interest or any premium on, any debt security;

•	reduce the principal amount of, or change the rate of interest on or the premium payable on redemption, if any, of any debt security;

•	change the place, manner or currency of payment of principal of, or interest or premium, if any, on any debt security;

•	impair the right to institute suit for the enforcement of any payment on or with respect to the debt securities on or after the stated maturity or prepayment date thereof;

•	modify the ranking provisions of the subordinated indenture in a manner adverse to the holders of debt securities issued thereunder;

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reduce the percentage in aggregate principal amount of outstanding debt securities of any series whose holders must consent to a modification or amendment of the indentures or the debt securities of such series;

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reduce the percentage in aggregate principal amount of outstanding debt securities of any series whose holders must consent to a waiver of compliance with any provision of the indentures or the debt securities of such series or a waiver of any default or event of default in respect of debt securities of such series;

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modify the provisions of the indentures with respect to modification and waiver (including waiver of a default or event of default in respect of debt securities of any series), except to increase the percentage required for modification or waiver or to provide for the consent of each affected holder;

•	release a guarantor from its obligations under its guarantee, other than in accordance with the terms thereof; or

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any other action to modify or amend the indentures or the debt securities of any series as may be described in the prospectus supplement with respect to such series of debt securities as requiring the consent of each holder affected thereby.

With respect to subordinated debt securities, an amendment, supplement or waiver may not make any change that adversely affects the rights of any holder of such subordinated debt securities without each holder’s consent or any change that adversely affects the rights of any holder of senior debt (as described below) then outstanding unless the holders of such senior debt (or their representative) consent to such change.

Defeasance

The indentures provide that we will be discharged from any and all obligations in respect of the debt securities of any series and any related guarantees (except for certain obligations to register the transfer or exchange of the debt securities, to replace stolen, lost or mutilated debt securities, to maintain paying agencies and hold monies for payment in trust and to pay the principal of and interest, if any, on those debt securities), upon the irrevocable deposit with the trustee, in trust, of money and/or U.S. government securities, which through the payment of interest and principal thereof in accordance with their terms provides money in an amount sufficient to pay the principal of (and premium, if any) and interest, if any, in respect of the debt securities of that series on the stated maturity date of the principal and any installment of principal, or interest or premium, if any. Also, the establishment of such a trust will be conditioned on the delivery by us to the trustee of an opinion of counsel reasonably satisfactory to the trustee to the effect that, based upon applicable U.S. federal income tax law or a ruling published by the United States Internal Revenue Service, such a defeasance and discharge will not be deemed, or result in, a taxable event with respect to the holders. For the avoidance of doubt, such an opinion would require a change in current U.S. tax law.

We may also omit compliance with the restrictive covenants, if any, of any particular series of debt securities, other than our covenant to pay the amounts due and owing with respect to that series. Thereafter, any such omission shall not be an event of default with respect to the debt securities of that series, upon the deposit with the trustee, in trust, of money and/or U.S. government securities which through the payment of interest and principal in respect thereof in accordance with their terms provides money in an amount sufficient to pay any installment of principal of (and premium, if any) and interest, if any, in respect of debt securities of that series on the stated maturity date of the principal or installment of principal, or interest or premium, if any. Our obligations under the indentures and the debt securities of that series other than with respect to those covenants shall remain in full force and effect. Also, the establishment of such a trust will be conditioned on the delivery by us to the trustee of an opinion of counsel to the effect that such a defeasance and discharge will not be deemed, or result in a taxable event with respect to the holders.

In the event we exercise our option to omit compliance with certain covenants as described in the preceding paragraph and the debt securities of that series are declared due and payable because of the occurrence of any event of default, then the amount of monies and U.S. government securities on deposit with the trustee will be sufficient to pay amounts due on the debt securities of that series at the time of the acceleration resulting from the event of default. We shall in any event remain liable for such payments as provided in the debt securities of that series.

Satisfaction and Discharge

At our option, we may satisfy and discharge the indentures with respect to the debt securities of any series and any related guarantees (except for specified obligations of the trustee and ours, including, among others, the obligations to apply money held in trust) when:

•

either (a) all debt securities of that series previously authenticated and delivered under the indentures have been delivered to the trustee for cancellation or (b) all debt securities of that series not yet delivered to the trustee for cancellation (i) have become due and payable (whether at stated maturity, upon redemption (if applicable), upon any required repurchase by us (if applicable) or otherwise), (ii) except in the case of debt securities of any series that are convertible or exchangeable, will become due and payable at their stated maturity within one year, or (iii) except in the case of debt securities of any series that are convertible or exchangeable, are to be called for redemption within one year under arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee, and we have deposited or caused to be deposited with the trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on debt securities of that series;

•	we have paid or caused to be paid all other sums payable by us under the indentures with respect to the debt securities of that series; and

•

we have delivered to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the satisfaction and discharge of the indentures as to that series have been satisfied.

Unclaimed Money

If money deposited with the trustee or paying agent for the payment of principal of, premium, if any, or accrued and unpaid interest on, debt securities remains unclaimed for two years, the trustee and paying agent will pay the money back to us upon our written request. However, the trustee and paying agent have the right to withhold paying the money back to us until they publish in a newspaper of general circulation in the City of New York, or mail to each holder, a notice stating that the money will be paid back to us if unclaimed after a date no less than 30 days from the publication or mailing. After the trustee or paying agent pays the money back to us, holders of debt securities entitled to the money must look to us for payment as general creditors, subject to applicable law, and all liability of the trustee and the paying agent with respect to the money will cease.

Purchase and Cancellation

The registrar and paying agent will forward to the trustee any debt securities surrendered to them for transfer, exchange or payment, and the trustee will promptly cancel those debt securities in accordance with its customary procedures. We will not issue new debt securities to replace debt securities that we have paid or delivered to the trustee for cancellation or that any holder has converted.

We may, to the extent permitted by law, purchase debt securities in the open market or by tender offer at any price or by private agreement. We may, at our option and to the extent permitted by law, reissue, resell or surrender to the trustee for cancellation any debt securities we purchase in this manner; provided that we may not reissue or resell those debt securities if upon reissuance or resale, they would constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. Debt securities surrendered to the trustee for cancellation may not be reissued or resold and will be promptly cancelled.

Replacement of Debt Securities

We will replace mutilated, lost, destroyed or stolen debt securities at the holder’s expense upon delivery to the trustee of the mutilated debt securities or evidence of the loss, destruction or theft of the debt securities satisfactory to the trustee and us. In the case of a lost, destroyed or stolen debt security, we or the trustee may require, at the expense of the holder, indemnity reasonably satisfactory to us and the trustee.

Regarding the Trustee

Subject to the provisions of Section 311(a) of the Trust Indenture Act regarding the collection of claims against us, the indentures contain certain limitations on the right of the trustee, should it become a creditor of ours within three months of, or subsequent to, a default by us to make payment in full of principal of or interest on any series of debt securities issued pursuant to the indentures when and as the same becomes due and payable, to obtain payment of claims, or to realize for its own account on property received in respect of any such claim as security or otherwise, unless and until the default is cured. However, under Section 311(b) of the Trust Indenture Act, the trustee’s rights as a creditor of ours will not be limited if the creditor relationship arises from, among other things:

•	the ownership or acquisition of securities issued under any indenture or having a maturity of one year or more at the time of acquisition by the trustee;

•	certain advances authorized by a receivership or bankruptcy court of competent jurisdiction or by the indentures;

•	disbursements made in the ordinary course of business in its capacity as indenture trustee, transfer agent, registrar, custodian or paying agent or in any other similar capacity;

•	indebtedness created as a result of goods or securities sold in a cash transaction or services rendered or premises rented; or

•	the acquisition, ownership, acceptance or negotiation of certain drafts, bills of exchange, acceptances or other obligations.

The indentures do not prohibit the trustee from serving as trustee under any other indenture to which we may be a party from time to time or from engaging in other transactions with us. If the trustee acquires any conflicting interest within the meaning of the Trust Indenture Act and any debt securities issued pursuant to either indenture are in default, it must eliminate that conflict or resign. Union Bank, N.A., is acting as the trustee both under the senior indenture and subordinated indenture. Upon a default or an event of default under either or both indentures, a conflict of interest may arise which would require the trustee to resign as trustee from either or both indentures. Union Bank, N.A. and its affiliates have in the past provided and may from time to time in the future provide banking and other services to us and our subsidiaries in the ordinary course of their business. Union Bank, N.A. is also one of the members of the lending group in our credit facility.

Form and Registration of Debt Securities

Unless otherwise specified in a related prospectus supplement, debt securities will be issued in registered form, without interest coupons, in the form of global securities, as further provided below. We will not impose a service charge in connection with any transfer or exchange of any debt security, but we may in general require payment of a sum sufficient to cover any transfer tax or similar governmental charge imposed in connection with the transfer or exchange.

Global Securities

Global securities will be deposited with the trustee as custodian for The Depository Trust Company, or DTC, and registered in the name of DTC or a nominee of DTC. Investors may hold their interests in a global security directly through DTC, if they are DTC participants, or indirectly through organizations that are DTC participants.

Except in the limited circumstances described below and under “—Certificated Securities,” holders of debt securities will not be entitled to receive debt securities in certificated form. Unless and until it is exchanged in whole or in part for certificated securities, each global security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC.

We will apply to DTC for acceptance of the global securities in its book-entry settlement system. The custodian and DTC will electronically record the principal amount of debt securities represented by global securities held within DTC. Beneficial interests in the global securities will be shown on records maintained by DTC and its direct and indirect participants. So long as DTC or its nominee is the registered owner or holder of a global security, DTC or such nominee will be considered the sole owner or holder of the debt securities represented by such global security for all purposes under the indenture and the debt securities. No owner of a beneficial interest in a global security will be able to transfer such interest except in accordance with DTC’s applicable procedures and the applicable procedures of its direct and indirect participants. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. These limitations and requirements may impair the ability to transfer or pledge beneficial interests in a global security.

Payments of principal, premium, if any, and interest under each global security will be made to DTC or its nominee as the registered owner of such global security. We expect that DTC or its nominee, upon receipt of any such payment, will immediately credit DTC participants’ accounts with payments proportional to their respective beneficial interests in the principal amount of the relevant global security as shown on the records of DTC. We also expect that payments by DTC participants to owners of beneficial interests will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of such participants, and none of us, the trustee, the custodian or any paying agent or registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in any global security or for maintaining or reviewing any records relating to such beneficial interests.

DTC has advised us that it is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered under the Securities Exchange Act of 1934. DTC was created to hold the securities of its participants and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, which eliminates the need for physical movement of securities certificates.

DTC’s participants include securities brokers and dealers (including the underwriters), banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the depositary. Access to DTC’s book-entry system is also available to others, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The ownership interest and transfer of ownership interests of each beneficial owner or purchaser of each security held by or on behalf of DTC are recorded on the records of the direct and indirect participants.

Certificated Securities

The trustee will exchange each beneficial interest in a global security for one or more certificated securities registered in the name of the owner of the beneficial interest, as identified by DTC, only if (x) DTC notifies us that it is unwilling or unable to continue as depositary for that global security or ceases to be a clearing agency registered under the Exchange Act and, in either case, we do not appoint a successor depositary within 90 days of such notice or cessation or (y) or an event of default has occurred and is continuing and the beneficial owner of the relevant debt securities has requested that its debt securities be reissued as certificated securities. We will make payments in respect of debt securities that are issued in certificated form by mailing a check to the relevant holder’s registered address.

Same-Day Settlement and Payment

We will make payments in respect of debt securities represented by global securities by wire transfer of immediately available funds to DTC or its nominee as registered owner of the global securities. We will make payments in respect of debt securities that are issued in certificated form by mailing a check to the relevant holder’s registered address.

We expect the debt securities will trade in DTC’s Same-Day Funds Settlement System, and DTC will require all permitted secondary market trading activity in the debt securities to be settled in immediately available funds. We expect that secondary trading in any certificated securities will also be settled in immediately available funds.

Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in same-day funds.

Although DTC has agreed to the above procedures to facilitate transfers of interests in the global securities among DTC participants, DTC is under no obligation to perform or to continue those procedures, and those procedures may be discontinued at any time. None of us, any underwriters or the trustee will have any responsibility for the performance by DTC or its direct or indirect participants of their respective obligations under the rules and procedures governing their operations.

We have obtained the information we describe in this prospectus concerning DTC and its book-entry system from sources that we believe to be reliable, but we do not take any responsibility for the accuracy of this information.

Governing Law

The indentures and any debt securities and guarantees will be governed by and construed in accordance with the laws of the State of New York.

Additional Provisions Applicable to Subordinated Debt Securities

General

The subordinated debt securities will be our unsecured obligations under the subordinated indenture and will be subordinate in right of payment to certain other indebtedness as described below under “Subordination of subordinated debt securities and related guarantees” or in the applicable prospectus supplement. The guarantees of subordinated debt securities will be unsecured obligations of the guarantor, and will be subordinate in right of payment to certain other indebtedness as described below under “Subordination of subordinated debt securities and related guarantees” or in the applicable prospectus supplement. The subordinated debt securities and related guarantees will also be effectively subordinated to all of our secured debt and the secured debt of any guarantor, to the extent of the value of the assets securing that debt.

Subordination of Subordinated Debt Securities and Related Guarantees

Payments on the subordinated debt securities will, as described in the applicable prospectus supplement, be subordinated in right of payment to the prior payment in full, in cash or cash equivalents, of all of our existing and future senior debt. Guarantees of subordinated debt securities will, as described in the applicable prospectus supplement, be subordinated in right of payment to the prior payment in full, in cash or cash equivalents, of all existing and future senior debt of the guarantor. As a result, the subordinated debt securities and related guarantees will be effectively subordinated to all of our senior debt and the senior debt of any guarantor and to all debt of our subsidiaries and the subsidiaries of any guarantor.

“Senior debt” is defined in the subordinated indenture as, with respect to any “person” (as defined in the subordinated indenture), the principal of (and premium, if any) and interest on any indebtedness, whether outstanding at the date of the subordinated indenture or thereafter created or incurred, which is for:

•	money borrowed by such person;

•	securities, notes, debentures, bonds or other similar instruments issued by such person;

•

obligations of such person evidencing the purchase price of property by such person or a subsidiary of such person, all conditional sale obligations of such person and all obligations of such person under any conditional sale or title retention agreement other than trade accounts payable in the ordinary course of business;

•	obligations, contingent or otherwise, of such person in respect of any letters of credit, bankers’ acceptance, security purchase facilities or similar credit transactions;

•

obligations in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements;

•	obligations in respect of any factoring, securitization, sale of receivables or similar transaction;

•	money borrowed by or obligations described in the six preceding bullet points of others and assumed or guaranteed by such person;

•	obligations under performance guarantees, support agreements and other agreements in the nature thereof relating to the obligations of any subsidiary of such person;

•

renewals, extensions, refundings, amendments and modifications of any indebtedness of the kind described in the eight preceding bullet points or of the instruments creating or evidencing the indebtedness, unless, in each case, by the terms of the instrument creating or evidencing the indebtedness or the renewal, extension, refunding, amendment and modification, it is provided that the indebtedness is not senior in right of payment to the subordinated debt securities; and

•	obligations of the type referred to in the nine preceding bulletpoints of others secured by a lien on the property or asset of such person.

Unless otherwise specified in the applicable prospectus supplement for a particular series of subordinated debt securities, in the event of any distribution of our assets or the assets of a guarantor, as applicable, upon dissolution, winding up, liquidation or reorganization, the holders of senior debt shall first be paid in full in respect of principal, premium (if any) and interest before any such payments are made on account of the subordinated debt securities. In addition, in the event that (1) the subordinated debt securities are declared due and payable because of an event of default (other than under the circumstances described in the preceding sentence) and (2) any default has occurred and is continuing in the payment of principal, premium (if any), sinking funds or interest on any senior debt, then no payment shall be made on account of principal, premium (if any), sinking funds or interest on the subordinated debt securities until all such payments due in respect of the senior debt have been paid in full.

By reason of the subordination provisions described above, in the event of liquidation or insolvency, any of our creditors who are not holders of senior debt (and any related guarantees) may recover less, ratably, than holders of senior debt (and any related guarantees) and may recover more, ratably, than holders of the subordinated debt securities (and any related guarantees).

Deferral of Interest Payments

The terms upon which we may defer payments of interest on subordinated debt securities of any series will be set forth in the relevant prospectus supplement and, to the extent necessary, in the supplemental indenture relating to that series. If any such terms are provided for, an interest payment properly deferred will not constitute a default in the payment of interest.

DESCRIPTION OF WARRANTS

We may issue warrants to purchase debt or equity securities. Each warrant will entitle the holder to purchase for cash the amount of debt or equity securities at the exercise price stated or determinable in the prospectus supplement for the warrants. We may issue warrants independently or together with any offered securities. The warrants may be attached to or separate from those offered securities. We will issue the warrants under warrant agreements to be entered into between us and a bank or trust company, as warrant agent, all as described in a related prospectus supplement. The warrant agent will act solely as our agent in connection with the warrants and will not assume any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants.

The prospectus supplement relating to any warrants that we may offer will contain the specific terms of the warrants. These terms will include some or all of the following:

•	the title of the warrants;

•	the price or prices at which the warrants will be issued;

•	the designation, amount and terms of the securities for which the warrants are exercisable;

•	the designation and terms of the other securities, if any, with which the warrants are to be issued and the number of warrants issued with each other security;

•	the aggregate number of warrants;

•	any provisions for adjustment of the number or amount of securities receivable upon exercise of the warrants or the exercise price of the warrants;

•	the price or prices at which the securities purchasable upon exercise of the warrants may be purchased;

•	the date on and after which the warrants and the securities purchasable upon exercise of the warrants will be separately transferable, if applicable;

•	a discussion of any material U.S. federal income tax considerations applicable to the exercise of the warrants;

•	the date on which the right to exercise the warrants will commence, and the date on which the right will expire;

•	the maximum or minimum number of warrants that may be exercised at any time;

•	information with respect to book-entry procedures, if any; and

•	any other terms of the warrants, including terms, procedures and limitations relating to the exchange and exercise of the warrants.

DESCRIPTION OF PURCHASE CONTRACTS

We may issue purchase contracts for the purchase or sale of:

•	debt or equity securities issued by us (but not securities of third parties) or any combination thereof;

•	currencies; or

•	commodities.

Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, our securities, currencies or commodities at a specified purchase price, which may be based on a formula, all as set forth in a related prospectus supplement. We may, however, satisfy our obligations, if any, with respect to any purchase contract by delivering the cash value of the purchase contract or the cash value of the property otherwise deliverable or, in the case of purchase contracts for currencies, by delivering the underlying currencies, as set forth in the related prospectus supplement. The related prospectus supplement will also specify the methods by which the holders may purchase or sell the securities, currencies or commodities and any acceleration, cancellation or termination provisions or other provisions relating to the settlement of a purchase contract.

The purchase contracts may require us to make periodic payments to the holders thereof or vice versa. These payments may be deferred to the extent set forth in the related prospectus supplement and may be unsecured or prefunded on some basis. The purchase contracts may require the holders thereof to secure their obligations in a specified manner as described in the related prospectus supplement. Alternatively, purchase contracts may require holders to satisfy their obligations thereunder when the purchase contracts are issued. Our obligation to settle these pre-paid purchase contracts on the relevant settlement date may constitute indebtedness. Accordingly, pre-paid purchase contracts will be issued under our senior indenture (which is described above under “Description of Debt Securities”).

DESCRIPTION OF UNITS

We may issue units consisting of one or more purchase contracts, warrants, debt securities, shares of preferred stock, shares of common stock or any combination of such of our securities (but not securities of third parties), as specified in a related prospectus supplement.

PLAN OF DISTRIBUTION

We may sell the securities covered by this prospectus in any of three ways (or in any combination):

•	to or through underwriters or dealers;

•	directly to a limited number of purchasers or to a single purchaser; or

•	through agents.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the related prospectus supplement so indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the related prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the related prospectus supplement (or a post-effective amendment to the registration statement of which this prospectus forms a part).

The accompanying prospectus supplement will set forth the terms of the offering of the securities covered by this prospectus, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the initial public offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Underwriters or the third parties described above may offer and sell the offered securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. If we use underwriters in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions described above. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to customary conditions. The underwriters will be obligated to purchase all of the offered securities if they purchase any of the offered securities.

We may sell the securities through agents from time to time. The related prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the related prospectus supplement, and the related prospectus supplement will set forth any commissions we pay for solicitation of these contracts.

Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the price of the securities. Specifically, in connection with underwritten offerings of the offered securities and in accordance with applicable law and industry practice, the underwriters may over-allot and may bid for, and purchase, the securities in the open market.

Agents, underwriters and other third parties described above that participate in the distribution of the offered securities may be underwriters as defined in the Securities Act of 1933, as amended (the “Securities Act”), and any discounts or commissions they receive from us and any profit on their resale of the securities may be treated as underwriting discounts and commissions under the Securities Act. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the maximum commission or discount to be received by any FINRA member or independent broker dealer may not exceed 8% of the aggregate amount of the securities offered pursuant to this prospectus and any applicable prospectus supplement; however, it is anticipated that the maximum commission or discount to be received in any particular offering of securities will be significantly less than this amount. We may have agreements with the agents, underwriters and those other third parties to indemnify them against specified civil liabilities, including liabilities under the Securities Act or to contribute to payments they may be required to make in respect of those liabilities. Agents, underwriters and those other third parties may engage in transactions with or perform services for us in the ordinary course of their businesses.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain United States federal income tax considerations that may be relevant to persons considering the purchase of certain debt securities covered by this prospectus. For a discussion of certain United States federal income tax considerations that may be relevant to persons considering the purchase of indexed debt securities, floating rate notes, dual currency notes or notes providing for contingent payments, please refer to the related prospectus supplement. Persons considering the purchase of common stock, preferred stock, warrants, purchase contracts, units, or depositary shares should also refer to the related prospectus supplement. You should consult your own tax advisors regarding the tax consequences of the purchase, ownership and disposition of any securities described in this prospectus in light of your particular facts and circumstances and any consequences arising under the laws of any state, local, foreign or other taxing jurisdiction.

This summary, which does not represent tax advice, is based on laws, regulations, rulings and decisions now in effect, all of which are subject to change (including changes in effective dates) or possible differing interpretations. This summary deals only with debt securities that will be held as capital assets and, except where otherwise specifically stated, is addressed only to persons who purchase debt securities in the initial offering. It does not address tax considerations applicable to investors that may be subject to special tax rules, such as banks, tax-exempt entities, insurance companies, dealers in securities or currencies, traders in securities electing to mark to market, persons that will hold debt securities as a position in a “straddle” or conversion transaction, or as part of a “synthetic security” or other integrated financial transaction or persons that have a “functional currency” other than the U.S. dollar. Prospective purchasers of debt securities should review the related prospectus supplements for summaries of special United States federal income tax considerations that may be relevant to a particular issue of debt securities. In addition, prospective purchasers should note that this summary does not address other U.S. federal tax consequences (such as estate, gift and net investment income tax consequences) or any state, local or foreign tax consequences.

As used herein, the term “United States Holder” means a beneficial owner of a debt security that is (i) a citizen or resident of the United States; (ii) a corporation (or an entity taxable as a corporation for United States federal income tax purposes) that was established under the laws of the United States, any state thereof, or the District of Columbia; or (iii) an estate or trust whose world-wide income is subject to United States federal income tax. If a partnership holds debt securities, the tax treatment of partners will generally depend upon the status of the partner and the activities of the partnership. Partners of a partnership holding debt securities should accordingly consult their own tax advisors. As used herein, the term “Non-United States Holder” means a beneficial owner of a debt security that is not a United States Holder.

United States Holders

Payments of Interest

Payments of qualified stated interest, as defined below under “Original Issue Discount,” on a debt security will be taxable to a United States Holder as ordinary interest income at the time that such payments are accrued or are received, in accordance with the United States Holder’s method of tax accounting.

If such payments of interest are made in foreign currency with respect to a debt security that is denominated in such foreign currency, the amount of interest income realized by a United States Holder that uses the cash method of tax accounting will be the U.S. dollar value of the specified currency payment based on the spot rate of exchange on the date of receipt regardless of whether the payment is in fact converted into U.S. dollars. No exchange gain or loss will be recognized with respect to the receipt of such payment (other than exchange gain or loss realized on the disposition of the foreign currency so received, see “Transactions in Foreign Currency” below). A United States Holder of debt securities that uses the cash method of tax accounting and receives a payment of interest in U.S. dollars should include in income the amount of U.S. dollars received. A United States Holder that uses the accrual method of tax accounting will accrue interest income on the foreign currency debt security in the relevant foreign currency and translate the amount accrued into U.S. dollars based on:

•	the average exchange rate in effect during the interest accrual period, or portion thereof, within such holder’s taxable year; or

•

at such holder’s election, at the spot rate of exchange on (i) the last day of the accrual period, or the last day of the taxable year within such accrual period if the accrual period spans more than one taxable year, or (ii) the date of receipt, if such date is within five business days of the last day of the accrual period.

Such election must be applied consistently by the United States Holder to all debt instruments from year to year and can be changed only with the consent of the IRS. A United States Holder that uses the accrual method of tax accounting will recognize foreign currency gain or loss on the receipt of an interest payment made relating to a foreign currency debt security if the spot rate of exchange on the date the payment is received differs from the rate applicable to a previous accrual of that interest income. Such foreign currency gain or loss will be treated as ordinary income or loss, but generally will not be treated as an adjustment to interest income received on the debt securities.

Purchase, Sale and Retirement of Debt Securities

A United States Holder’s tax basis in a debt security generally will equal the cost of such debt security to such holder:

•	increased by any amounts includible in income by the holder as original issue discount (“OID”) and market discount (each as described below) and

•	reduced by any amortized premium and any payments other than payments of qualified stated interest (each as described below) made on such debt security.

In the case of a foreign currency debt security, the cost of such debt security to a United States Holder will generally be the U.S. dollar value of the foreign currency purchase price on the date of purchase calculated at the spot rate of exchange on that date. In the case of a foreign currency debt security that is traded on an established securities market, a United States Holder generally should determine the U.S. dollar value of the cost of such debt security by translating the amount paid in foreign currency into its U.S. dollar value at the spot rate of exchange (i) on the settlement date of the purchase in the case of a United States Holder using the cash method of tax accounting or (ii) on the trade date, in the case of a United States Holder using the accrual method of tax accounting, unless such holder elects to use the spot rate applicable to cash method United States Holders. The amount of any subsequent adjustments to a United States Holder’s tax basis in a foreign currency debt security in respect of OID, market discount and premium will be determined in the manner described under “Original Issue Discount,” “Market Discount” and “Debt Securities Purchased at a Premium” below. The conversion of U.S. dollars to another specified currency and the immediate use of such specified currency to purchase a foreign currency debt security generally will not result in any exchange gain or loss for a United States Holder.

Upon the sale, exchange, retirement or other taxable disposition (collectively, a “disposition”) of a debt security, a United States Holder generally will recognize gain or loss equal to the difference between (i) the amount realized on the disposition, less any accrued qualified stated interest, which will be taxable as ordinary income in the manner described above under “Payments of Interest,” and (ii) the United States Holder’s adjusted tax basis in such debt security. If a United States Holder receives a specified currency other than the U.S. dollar in respect of such disposition of a debt security, the amount realized will be the U.S. dollar value of the specified currency received calculated at the spot rate of exchange on the date of disposition of the debt security.

In the case of a foreign currency debt security that is traded on an established securities market, a United States Holder that receives a specified currency other than the U.S. dollar in respect of such disposition generally should determine the amount realized (as determined on the trade date) by translating that specified currency into its U.S. dollar value at the spot rate of exchange (i) on the settlement date of the disposition in the case of a United States Holder using the cash method of tax accounting or (ii) on the trade date, in the case of a United States Holder using the accrual method of tax accounting, unless such holder elects to use the spot rate applicable to cash method United States Holders. The election available to accrual basis United States Holders in respect of the purchase and sale of foreign currency debt securities traded on an established securities market, discussed above, must be applied consistently by the United States Holder to all debt instruments from year to year and can be changed only with the consent of the IRS.

Except as discussed below in connection with foreign currency gain or loss, market discount and short-term debt securities, gain or loss recognized by a United States Holder on the disposition of a debt security will generally be long term capital gain or loss if the United States Holder’s holding period for the debt security exceeds one year at the time of such disposition.

Gain or loss recognized by a United States Holder on the disposition of a foreign currency debt security generally will be treated as ordinary income or loss to the extent that the gain or loss is attributable to changes in exchange rates during the period in which the holder held such debt security.

Transactions in Foreign Currency

Foreign currency received as interest on, or on a disposition of, a debt security will have a tax basis equal to its U.S. dollar value at the time such interest is received or at the time such proceeds are received. The amount of gain or loss recognized on a sale or other disposition of such foreign currency will be equal to the difference between (i) the amount of U.S. dollars, or the fair market value in U.S. dollars of the other property received in such sale or other disposition, and (ii) the United States Holder’s tax basis in such foreign currency.

A United States Holder that purchases a debt security with previously owned foreign currency will generally recognize gain or loss in an amount equal to the difference, if any, between such holder’s tax basis in such foreign currency and the U.S. dollar fair market value of such debt security on the date of purchase. Any such gain or loss generally will be ordinary income or loss and will not be treated as interest income or expense. The conversion of U.S. dollars to foreign currency and the immediate use of such currency to purchase a debt security generally will not result in any exchange gain or loss for a United States Holder.

Original Issue Discount

In General. Debt securities with a term greater than one year may be issued with OID for United States federal income tax purposes. Such debt securities are called OID debt securities in this prospectus. United States Holders generally must accrue OID in gross income over the term of the OID debt securities on a constant yield basis, regardless of their regular method of tax accounting. As a result, United States Holders generally will recognize taxable income in respect of an OID debt security in advance of the receipt of cash attributable to such income.

OID generally will arise if the stated redemption price at maturity of the debt security exceeds its issue price by at least a de minimis amount of 0.25% of the debt security’s stated redemption price at maturity multiplied by the number of complete years to maturity. OID may also arise if a debt security has particular interest payment characteristics, such as interest holidays, interest payable in additional securities or stepped interest. For this purpose, the issue price of a debt security is the first price at which a substantial amount of debt securities is sold for cash, other than to bond houses, brokers or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers. The stated redemption price at maturity of a debt security is the sum of all payments due under the debt security, other than payments of qualified stated interest. The term qualified stated interest generally means stated interest that is unconditionally payable in cash or property, other than debt instruments of the issuer, at least annually during the entire term of the OID debt security at a single fixed rate of interest or, under particular conditions, based on one or more interest indices.

For each taxable year of a United States Holder, the amount of OID that must be included in gross income in respect of an OID debt security will be the sum of the daily portions of OID for each day during such taxable year or any portion of such taxable year in which such a United States Holder held the OID debt security. Such daily portions are determined by allocating to each day in an accrual period a pro rata portion of the OID allocable to that accrual period. Accrual periods may be of any length and may vary in length over the term of an OID debt security. However, accrual periods may not be longer than one year and each scheduled payment of principal or interest must occur on the first day or the final day of a period.

The amount of OID allocable to any accrual period generally will equal (i) the product of the OID debt security’s adjusted issue price at the beginning of such accrual period multiplied by its yield to maturity (as adjusted to take into account the length of such accrual period), less (ii) the amount, if any, of qualified stated interest allocable to that accrual period. The adjusted issue price of an OID debt security at the beginning of any accrual period will equal the issue price of the OID debt security, as defined above, (i) increased by previously accrued OID from prior accrual periods, and (ii) reduced by any payment made on such debt security, other than payments of qualified stated interest, on or before the first day of the accrual period. The yield to maturity of an OID debt security is the discount rate (appropriately adjusted to reflect the length of accrual periods) that causes the present value on the issue date of all payments on the OID debt security to equal the issue price. In the case of an OID debt security that is a floating rate debt security, both the yield to maturity and the qualified stated interest will be determined for these purposes as though the OID debt security will bear interest in all periods at a fixed rate generally equal to the value, as of the issue date, of the floating interest rate on the OID debt security or, in the case of some floating rate debt securities, the rate that reflects the yield that is reasonably expected for the OID debt security. (Additional rules may apply if interest on a floating rate debt security is based on more than one interest index.)

Foreign Currency Debt Securities. In the case of an OID debt security that is also a foreign currency debt security, a United States Holder should determine the U.S. dollar amount includible in income as OID for each accrual period by

•	calculating the amount of OID allocable to each accrual period in the specified currency using the constant-yield method described above and

•

translating the amount of the specified currency so derived at the average exchange rate in effect during that accrual period, or portion of such accrual period within a United States Holder’s taxable year, or, at the United States Holder’s election (as described above under “Payments of Interest”), at the spot rate of exchange on (i) the last day of the accrual period, or the last day of the taxable year within such accrual period if the accrual period spans more than one taxable year, or (ii) on the date of receipt, if such date is within five business days of the last day of the accrual period.

All payments on an OID debt security, other than payments of qualified stated interest, will generally be viewed first as payments of previously accrued OID, to the extent thereof, with payments attributed first to the earliest accrued OID, and then as payments of principal. Upon the receipt of an amount attributable to OID, whether in connection with a payment of an amount that is not qualified stated interest or the disposition of the OID debt security, a United States Holder will recognize ordinary income or loss measured by the difference between (i) the amount received and (ii) the amount accrued. The amount received will be translated into U.S. dollars at the spot rate of exchange on the date of receipt or on the date of disposition of the OID debt security. The amount accrued will be determined by using the spot rate of exchange applicable to such previous accrual.

Acquisition Premium. A United States Holder that purchases an OID debt security for an amount less than or equal to the remaining redemption amount, but in excess of the OID debt security’s adjusted issue price, generally is permitted to reduce the daily portions of OID by a fraction. The numerator of such fraction is the excess of the United States Holder’s adjusted tax basis in the OID debt security immediately after its purchase over the OID debt security’s adjusted issue price. The denominator of such fraction is the excess of the remaining redemption amount over the OID debt security’s adjusted issue price. For purposes of this prospectus,

•	“remaining redemption amount” means the sum of all amounts payable on an OID debt security after the purchase date other than payments of qualified stated interest.

The debt securities may have special redemption, repayment or interest rate reset features, as indicated in the related prospectus supplement. Debt securities containing such features, in particular OID debt securities, may be subject to special rules that differ from the general rules discussed above. Accordingly, purchasers of debt securities with such features should carefully examine the applicable supplement, and should consult their tax advisors relating to such debt securities.

Market Discount

If a United States Holder purchases a debt security, other than a short-term debt security (as defined below), for an amount that is less than the debt security’s stated redemption price at maturity or, in the case of an OID debt security, for an amount that is less than the debt security’s revised issue price, i.e., the debt security’s issue price increased by the amount of accrued OID, the debt security will be considered to have market discount. The market discount rules are subject to a de minimis rule similar to the rule relating to de minimis OID, described above (in the second paragraph under “Original Issue Discount”). Any gain recognized by the United States Holder on the disposition of debt securities having market discount generally will be treated as ordinary income to the extent of the market discount that accrued on the debt security while held by such United States Holder.

Alternatively, the United States Holder may elect to include market discount in income currently over the life of the debt security. Such an election will apply to market discount debt securities acquired by the United States Holder on or after the first day of the first taxable year to which such election applies and is revocable only with the consent of the IRS. Market discount will accrue on a straight-line basis unless the United States Holder elects to accrue the market discount on a constant-yield method. Such an election will apply to the debt security to which it is made and is irrevocable. Unless the United States Holder elects to include market discount in income on a current basis, as described above, the United States Holder could be required to defer the deduction of a portion of the interest paid on any indebtedness incurred or maintained to purchase or carry the debt security.

Market discount on a foreign currency debt security will be accrued by a United States Holder in the specified currency. The amount includible in income by a United States Holder in respect of such accrued market discount will be the U.S. dollar value of the amount accrued. This is generally calculated at the spot rate of exchange on the date that the debt security is disposed of by the United States Holder. Any accrued market discount on a foreign currency debt security that is currently includible in income will be translated into U.S. dollars at the average exchange rate for the accrual period or portion of such accrual period within the United States Holder’s taxable year.

Short-Term Debt Securities

The rules set forth above also will generally apply to debt securities having maturities of not more than one year from the date of issuance. Those debt securities are called short-term debt securities in this prospectus. Modifications apply to the general rules discussed above.

First, none of the interest on a short-term debt security is treated as qualified stated interest but instead is treated as part of the short-term debt security’s stated redemption price at maturity, thereby giving rise to OID. Thus, all short-term debt securities will be OID debt securities. OID will be treated as accruing on a short-term debt security ratably, or at the election of a United States Holder, under a constant yield method.

Second, a United States Holder of a short-term debt security that uses the cash method of tax accounting will generally not be required to include OID in respect of the short-term debt security in income on a current basis. Such a United States Holder may not be allowed to deduct all of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry such debt security until the maturity of the debt security or its earlier disposition in a taxable transaction. In addition, such a United States Holder will be required to treat any gain realized on a disposition of the debt security as ordinary income to the extent of the holder’s accrued OID on the debt security, and short-term capital gain to the extent the gain exceeds accrued OID. A United States Holder of a short-term debt security using the cash method of tax accounting may, however, elect to accrue OID into income on a current basis. In such case, the limitation on the deductibility of interest described above will not apply. A United States Holder using the accrual method of tax accounting and some cash method holders generally will be required to include OID on a short-term debt security in income on a current basis.

Third, any United States Holder of a short-term debt security, whether using the cash or accrual method of tax accounting, can elect to accrue the acquisition discount, if any, on the debt security on a current basis. If such an election is made, the OID rules will not apply to the debt security. Acquisition discount is the excess of the debt security’s stated redemption price at maturity over the holder’s purchase price for the debt security. Acquisition discount will be treated as accruing ratably or, at the election of the United States Holder, under a constant-yield method based on daily compounding.

As described above, the debt securities may have special redemption features. These features may affect the determination of whether a debt security has a maturity of not more than one year and thus is a short-term debt security. Purchasers of debt securities with such features should carefully examine the applicable supplement, and should consult their tax advisors in relation to such features.

Debt Securities Purchased at a Premium

A United States Holder that purchases a debt security for an amount in excess of the remaining redemption amount will be considered to have purchased the debt security at a premium and the OID rules will not apply to such holder. Such holder may elect to amortize such premium, as an offset to interest income, using a constant-yield method, over the remaining term of the debt security. Such election, once made, generally applies to all debt instruments held by the United States Holder at the beginning of the first taxable year to which the election applies and to all debt instruments subsequently acquired by the United States Holder. Such election may be revoked only with the consent of the IRS. A United States Holder that elects to amortize such premium must reduce its tax basis in a debt security by the amount of the premium amortized during its holding period. For a United States Holder that does not elect to amortize bond premium, the amount of such premium will be included in the United States Holder’s tax basis when the debt security matures or is disposed of by the United States Holder. Therefore, a United States Holder that does not elect to amortize premium and holds the debt security to maturity will generally be required to treat the premium as capital loss when the debt security matures.

Amortizable bond premium in respect of a foreign currency debt security will be computed in the specified currency and will reduce interest income in the specified currency. At the time amortized bond premium offsets interest income, exchange gain or loss, which will be taxable as ordinary income or loss, will be realized on the amortized bond premium on such debt security based on the difference between (i) the spot rate of exchange on the date or dates such premium is recovered through interest payments on the debt security and (ii) the spot rate of exchange on the date on which the United States Holder acquired the debt security. See “Original Issue Discount—Acquisition Premium” above for a discussion of the treatment of a debt security purchased for an amount less than or equal to the remaining redemption amount but in excess of the debt security’s adjusted issue price.

Information Reporting and Backup Withholding

Information returns may be required to be filed with the IRS relating to payments made to particular United States Holders of debt securities. In addition, United States Holders may be subject to a backup withholding tax on such payments if they do not provide their taxpayer identification numbers to the trustee in the manner required, fail to certify that they are not subject to backup withholding tax, or otherwise fail to comply with applicable backup withholding tax rules. United States Holders may also be subject to information reporting and backup withholding tax with respect to the proceeds from a disposition of the debt securities. Any amounts withheld under the backup withholding rules will be allowed as a credit against the United States Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.

Non-United States Holders

Under current United States federal income tax law:

•	withholding of United States federal income tax will not apply to a payment on a debt security to a non-United States Holder, provided that,

(1)	the holder does not actually or constructively own 10% or more of the total combined voting power of all classes of our stock entitled to vote and is not a controlled foreign corporation related to us (actually or constructively) through stock ownership;

(2)	the beneficial owner provides a statement signed under penalties of perjury that includes its name and address and certifies that it is a non-United States Holder in compliance with applicable requirements; and

(3)	neither we nor our paying agent has actual knowledge or reason to know that the beneficial owner of the debt security is a United States Holder.

•	withholding of United States federal income tax will generally not apply to any gain realized on the disposition of a debt security.

Despite the above, if a non-United States Holder is engaged in a trade or business in the United States (and, if certain tax treaties apply, the non-United States Holder maintains a permanent establishment within the United States) and the interest on the debt securities is effectively connected with the conduct of that trade or business (and, if certain tax treaties apply, attributable to that permanent establishment), such non-United States Holder will be subject to United States federal income tax on the interest on a net income basis in the same manner as if such non-United States Holder were a United States Holder. In addition, a non-United States Holder that is a foreign corporation engaged in a trade or business in the United States may be subject to a 30% (or, such lower rates if certain tax treaties apply) branch profits tax.

Any gain realized on the disposition of a debt security generally will not be subject to United States federal income tax unless:

•

that gain is effectively connected with the non-United States Holder’s conduct of a trade or business in the United States (and, if certain tax treaties apply, is attributable to a permanent establishment maintained by the non-United States Holder within the United States); or

•	the non-United States Holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and certain other conditions are met.

In general, backup withholding and information reporting will not apply to a payment of interest on a debt security to a non-United States Holder, or to proceeds from the disposition of a debt security by a non-United States Holder, in each case, if the holder certifies under penalties of perjury that it is a non-United States Holder and neither we nor our paying agent has actual knowledge, or reason to know, to the contrary. Any amounts withheld under the backup withholding rules will be refunded or credited against the non-United States Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS. In certain circumstances, if a debt security is not held through a qualified intermediary, the amount of payments made on such debt security, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

Additional Withholding Requirements

Under certain circumstances, the Foreign Account Tax Compliance provisions of the United States Hiring Incentives to Restore Employment Act (“FATCA”) will impose a withholding tax of 30% on payments of U.S. source interest on, and the gross proceeds from a disposition of, debt securities made to certain foreign entities unless various information reporting requirements are satisfied.

The U.S. Treasury has issued Treasury Regulations providing that FATCA withholding requirements with respect to interest will be delayed until January 1, 2014 and the withholding requirements with respect to gross proceeds will be delayed until January 1, 2017. The Treasury Regulations also provide that FATCA generally will not apply to debt securities issued before (and not materially modified on or after) January 1, 2014; however, there can be no assurance that FATCA withholding will not apply to any debt security covered by this prospectus. Investors are encouraged to consult with their own tax advisors regarding FATCA and the Treasury Regulations as they apply to their investment in debt securities.

LEGAL MATTERS

In connection with particular offerings of the securities in the future, and unless otherwise indicated in the applicable prospectus supplement, the validity of those securities will be passed upon for us by Cleary Gottlieb Steen & Hamilton LLP, New York, New York.

EXPERTS—INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The consolidated financial statements of Alpha Natural Resources, Inc. and subsidiaries, as of December 31, 2012 and 2011, and for each of the years in the three-year period ended December 31, 2012, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2012, have been incorporated by reference herein and in the registration statement in reliance on the reports of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of Massey Energy Company as of December 31, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2010 (including the schedule appearing therein), and the effectiveness of Massey Energy Company’s internal control over financial reporting as of December 31, 2010, included in Exhibit 99.1 of Alpha’s Current Report on Form 8-K filed on March 28, 2011, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, have been incorporated by reference herein and in the registration statement in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The expenses relating to the registration of the securities will be borne by the registrant. Such expenses are estimated to be as follows:

Securities and Exchange Commission Registration Fee	$	[1	]
Legal Fees and Expenses		[2	]
Accounting Fees and Expenses		[2	]
Printing Expenses		[2	]
Blue Sky Fees and Expenses		[2	]
Trustee, Transfer Agent, and Registrar Fees and Expenses		[2	]
Rating Agency Fees and Expenses		[2	]
Miscellaneous		[2	]
Total	$	[2	]

[1]	Deferred in reliance on Rules 456(b) and 457(r).
[2]	An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.

Item 15.	INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Delaware Corporations

Alpha Natural Resources, Inc., Alpha Appalachia Holdings, Inc., Alpha Coal West, Inc., Alpha Midwest Holding Company, Barbara Holdings Inc., Castle Gate Holding Company, Delta Mine Holding Company, DRIH Corporation, Dry Systems Technologies, Inc., Foundation Royalty Company, Laurel Creek Co, Inc., Maple Meadow Mining Company, Pennsylvania Services Corporation, Plateau Mining Corporation, River Processing Corporation, Riverton Coal Production Inc., Rockspring Development, Inc., SC Coal Corporation, Wabash Mine Holding Company, and Warrick Holding Company (the “Delaware Corporation Registrants”) are incorporated under the laws of the state of Delaware.

As permitted by Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL, the certificate of incorporation in effect as of the date of this registration statement of each of Alpha Natural Resources, Inc. and Riverton Coal Production Inc., includes a provision eliminating the personal liability of the corporation’s directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of a director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (certain illegal distributions) or (iv) for transactions from which the director derives an improper personal benefit.

Pursuant to Section 145(a) of the DGCL, Delaware corporations may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation against expenses, including attorneys’ fees, judgment, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable pursuant to Section 145(b) of the DGCL in the case of actions brought by or in the right of the corporation, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Additionally, the corporation must indemnify current or former officers or directors of the corporation if they are successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) or (b) of the DGCL.

Pursuant to the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each Delaware Corporation Registrant other than DRIH Corporation and Plateau Mining Corporation, the corporation must indemnify its directors and officers to the fullest extent permitted by Delaware law. Additionally, the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of Alpha Natural Resources, Inc., Alpha Appalachia Holdings, Inc., Maple Meadow Mining Company and Riverton Coal Production Inc., provides that the corporation must advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by Delaware Law.

The bylaws of Plateau Mining Corporation in effect as of the date of this registration statement require the corporation to indemnify its directors and officers against costs and expenses reasonably incurred by, or imposed upon them in connection with, or arising out of, any action, suit or proceeding in which they may be involved or to which they may be made a party by reason of their being or having been a director or officer of the corporation, such expenses to include the cost of reasonable settlements (other than amounts paid to the corporation) made with a view to curtailment of costs of litigation, except that that the corporation shall not indemnify its directors or officers for liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or with respect to matters in which they are finally adjudged to have been derelict in the performance of their duties.

The certificate of incorporation and the bylaws of DRIH Corporation do not provide for indemnification of its directors or officers; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

The indemnification provided by Sections 145(a) and (b) of the DGCL is not exclusive of other indemnification that may be granted by a corporation’s by-laws, agreement, vote of stockholders or disinterested directors or otherwise, and the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of the Delaware Corporation Registrants other than DRIH Corporation, Laurel Creek Co., Inc. and Rockspring Development, Inc., provides that the indemnification provisions in those governing documents are not exclusive of any other rights to which a person may be entitled by law, agreement, vote of stockholders or disinterested directors or otherwise.

Alpha Natural Resources, Inc. has entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements generally provide for Alpha Natural Resources, Inc. to indemnify its directors and executive officers for expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed proceedings in which the person was involved by reason of the fact that he or she is or was an officer or director of the corporation or is or was serving at the request of the corporation as a director, officer or trustee of another entity, subject to certain terms, conditions and limitations set forth therein. In addition, we maintain insurance on behalf of the directors and officers of the Delaware Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Delaware Limited Liability Companies

The following registrants are limited liability companies, or LLCs, organized under the laws of the state of Delaware:

•	Alpha Australia, LLC, Alpha Australia Services, LLC, Alpha Coal Resources Company, LLC, Alpha Energy Sales, LLC, Alpha India, LLC, Alpha Natural Resources, LLC, Alpha Natural Resources

International, LLC, Alpha Shipping and Chartering, LLC, Alpha Sub One, LLC, Alpha Sub Two, LLC, Alpha Sub Three, LLC, Alpha Sub Four, LLC, Alpha Sub Five, LLC, Alpha Wyoming Land Company, LLC, AMFIRE Holdings, LLC, AMFIRE Mining Company, LLC, Axiom Excavating and Grading Services, LLC, Callaway Land and Reserves, LLC, Cobra Natural Resources, LLC, Coral Energy Services, LLC, Corral Creek Holding, LLC, Dickenson-Russell Land and Reserves, LLC, Enterprise Land and Reserves, LLC, Freeport Resources Company, LLC, Palladian Lime, LLC, Pennsylvania Land Holdings Company, LLC, Premium Energy, LLC and Virginia Energy Company, LLC (the “Class I Delaware LLC Registrants”);

•

Alpha Coal Sales Co., LLC, Alpha Land and Reserves, LLC, Alpha Natural Resources Services, LLC, Alpha Terminal Company, LLC, AMFIRE, LLC, Brooks Run Mining Company, LLC, Dickenson-Russell Coal Company, LLC, Enterprise Mining Company, LLC, Esperanza Coal Co., LLC, Kingwood Mining Company, LLC, Maxxim Rebuild Co., LLC, Maxxim Shared Services, LLC, Maxxum Carbon Resources, LLC, McDowell-Wyoming Coal Company, LLC and Paramont Coal Company Virginia, LLC (the “Class II Delaware LLC Registrants”);

•	Alpha American Coal Company, LLC, Alpha American Coal Holding, LLC, Alpha PA Coal Terminal, LLC, and Foundation PA Coal Company, LLC (the “Class III Delaware LLC Registrants”); and

•	Coal Gas Recovery, LLC, Foundation Mining, LLC and Freeport Mining, LLC (the “Class IV Delaware LLC Registrants”).

Section 18-108 of the Delaware Limited Liability Company Act, or the DLLCA, provides that an LLC may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to any standards or restrictions set forth in the LLC’s limited liability company agreement, or LLC Agreement. Section 18-1101 of the DLLCA further provides that:

•

except for the implied contractual covenant of good faith and fair dealing, a member or manager or other person’s duties to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement, may be expanded, restricted or eliminated by the LLC Agreement;

•

the LLC Agreement may limit or eliminate liabilities of a member, manager or other person to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement for breach of contract and breach of duties, except for acts or omissions that constitute a bad faith violation of the implied contractual covenant of good faith and fair dealing; and

•

unless otherwise provided in the LLC Agreement, a member or manager or other person shall not be liable to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement for breach of fiduciary duty for the member’s or manager’s or other person’s good faith reliance on the provisions of the LLC Agreement.

The LLC Agreements of each of the Class I and Class II Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•

the LLC must indemnify to the fullest extent permitted by the DLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence;

•

the LLC Agreements for the Class I Delaware LLC Registrants, but not the Class II Delaware LLC Registrants, also require the LLC to pay in advance legal and other expenses and attorneys’ fees reasonably incurred by its managers and officers in connection with any claim or liability indemnified by the LLC; and

•	the liability of the LLC’s managers and officers for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, except for: (i) a breach of such person’s duty of loyalty to the LLC or its members; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

The LLC Agreements of each of the Class III Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•

The directors and officers of the LLC shall not be liable to the LLC or its members for any act performed by them in their official capacity with respect to LLC matters, except in cases of fraud or an intentional breach of the LLC Agreement; and

•

The LLC shall indemnify its officers and directors to the fullest extent permitted by law against any cost, expense, judgment or liability incurred by or imposed upon them in connection with any claim, demand, action suit or proceeding to which they are made or threatened to be made a party by reason of being or having been a director or officer of the LLC, except in case of fraud or an intentional breach of the LLC Agreement, and the LLC shall pay the officer or director’s expenses in advance upon receipt of an undertaking to repay those amounts if it is determined they are not entitled to indemnification.

The LLC Agreements of each of the Class IV Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•

The directors, officers and the member serving as the “Tax Matters Member” of the LLC shall not be liable to the LLC or its members for any loss or damage sustained by the LLC or its members, except to the extent the loss or damage results from fraud, deceit, or an intentional and material breach of the LLC Agreement; and

•

The LLC shall indemnify its officers and directors and the member serving as the “Tax Matters Member” of the LLC to the fullest extent permitted by law against any cost, expense, judgment or liability incurred by or imposed upon them in connection with any claim, demand, action suit or proceeding to which they are made or threatened to be made a party by reason of being or having been a director, officer or the member serving as the “Tax Matters Member” of the LLC, except in case of fraud, deceit, or an intentional and material breach of the LLC Agreement, and the LLC shall pay the expenses of such indemnified persons in advance upon receipt of an undertaking to repay those amounts if it is determined they are not entitled to indemnification.

We maintain insurance on behalf of the managers, directors and officers of the Class I-IV Delaware LLC Registrants insuring them against claims asserted against them in their capacities as managers, directors or officers or arising out of such status.

Delaware Limited Partnerships

AMFIRE WV, L.P., Cumberland Coal Resources, LP and Emerald Coal Resources, LP are limited partnerships, or LPs, organized under the laws of the state of Delaware. Section 17-108 of the Delaware Revised Uniform Limited Partnership Act, or the DRULPA, provides that an LP may indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, subject to any standards or restrictions set forth in the LP’s partnership agreement, or LP Agreement. Section 17-1101 of the DRULPA further provides that:

•

except for the implied contractual covenant of good faith and fair dealing, a partner or other person’s duties to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement, may be expanded, restricted or eliminated by the LP Agreement;

•

the LP Agreement may limit or eliminate liabilities of a partner or other person to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement for breach of contract and breach of duties, except for acts or omissions that constitute a bad faith violation of the implied contractual covenant of good faith and fair dealing; and

•

unless otherwise provided in the LP Agreement, a partner or other person shall not be liable to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement for breach of fiduciary duty for the partner’s or other person’s good faith reliance on the provisions of the LP Agreement.

We maintain insurance on behalf of the managers, directors and officers of the general partners of each of AMFIRE WV, L.P., Cumberland Coal Resources, LP, and Emerald Coal Resources, LP, insuring them against claims asserted against them in their capacities as managers, directors or officers of the general partner acting on behalf of AMFIRE WV, L.P., Cumberland Coal Resources, LP, or Emerald Coal Resources, LP, as applicable, or arising out of such status.

Florida Corporation

Raven Resources, Inc. is incorporated under the laws of the state of Florida.

Under Section 607.0830 of the Florida Business Corporation Act, or the FBCA, a director of a Florida corporation is not liable for any action taken as a director, or any failure to take any action, if he or she performed the duties of his or her office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner he or she reasonably believes to be in the best interests of the corporation. In addition, Section 607.0831 of the FBCA provides that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act regarding corporate management or policy unless the director breached or failed to perform his or her duties as a director and the director’s breach of, or failure to perform, those duties constitutes: (i) a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, either directly or indirectly, (iii) a circumstance under which the liability provisions of Section 607.0834 (regarding unlawful distributions) are applicable, (iv) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct, or (v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. A judgment or other final adjudication against a director in any criminal proceeding for a violation of the criminal law estops that director from contesting the fact that his or her breach, or failure to perform, constitutes a violation of the criminal law; but does not estop the director from establishing that he or she had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful.

Under Section 607.0850(1) of the FBCA, a corporation has power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of the corporation), by reason of the fact that he or she is or was a director or officer of the corporation against liability incurred in connection with the proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable pursuant to 607.0850(2) of the FBCA in the case of actions brought by or in the right of the corporation, except that indemnification only extends to expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Additionally, the corporation must indemnify any director or officer of the corporation if they are successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 607.0850(1) or (2) of the FBCA.

Under Section 607.0850 of the FBCA, the indemnification provided pursuant to Section 607.0850 of the FBCA is not exclusive of any other or further indemnification of any of its directors or officers under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office.

The bylaws of Raven Resources, Inc. in effect as of the date of this registration statement provide that the corporation must indemnify its directors, officers, employee or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, including in criminal proceedings, so long as the persons have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal proceedings, those persons had no reasonable cause to believe the conduct was unlawful. Raven Resources, Inc. may not indemnify against a person’s gross negligence or willful misconduct and may not indemnify a person who a court has found liable for negligence or misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnity. Raven Resources, Inc. may also not indemnify any such person unless ordered by a court or one of the following determines that indemnification is proper because the person met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action, suit or proceeding; (ii) independent legal counsel in a written opinion if a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders. The corporation must also advance expenses incurred by such person prior to final disposition of any legal proceeding upon receipt of a legally valid promise or pledge to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification.

We maintain insurance on behalf of the directors and officers of Raven Resources, Inc. insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Kentucky Corporations

Greyeagle Coal Company, Hopkins Creek Coal Company, Joboner Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc., Road Fork Development Company, Inc., Sidney Coal Company, Inc., Stone Mining Company, T. C. H. Coal Co., Vantage Mining Company and West Kentucky Energy Company (the “Kentucky Corporation Registrants”) are incorporated under the laws of the commonwealth of Kentucky.

As permitted by Section 271B.2-020 of the Kentucky Business Corporation Act, or the KBCA, the articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc. and Stone Mining Company in effect as of the date of this registration statement include a provision eliminating the personal liability of a director to the corporation or its shareholders for monetary damages for breach of his duties as a director, other than liability for (i) any transaction in which the director’s personal financial interest is in conflict with the financial interests of the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law, (iii) any vote for or assent to an unlawful distribution to shareholders as prohibited under Section 271B.8-330 of the KBCA; or (iv) for any transaction from which the director derived an improper personal benefit. In addition, Sections 271B.8-300 and 271B.8-420 of the KBCA provide that any action taken as a director or officer, or any failure to take any action as a director or officer, shall not be the basis for monetary damages or injunctive relief unless the director or officer has failed to discharge his or her duties in good faith, on an informed basis, and in a manner the director or officer honestly believes to be in the best interests of the corporation, and in the case of an action for monetary damages, the failure to discharge those duties constitutes willful misconduct or wanton or reckless disregard for the best interests of the corporation and its shareholders.

Section 271B.8-510 of the KBCA permits a corporation to indemnify an individual who is made a party to a proceeding (other than an action by or in the right of the corporation) because the individual is or was a director against the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses (including counsel fees)

incurred with respect to the proceeding, as long as the individual (i) conducted himself or herself in good faith, (ii) reasonably believed, in the case of conduct in his or her official capacity with the corporation, that the conduct was in the best interests of the corporation or, in all other cases, was at least not opposed to its best interests, and (iii) in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. A similar standard is applicable in the case of actions brought by or in the right of the corporation, except that indemnification only extends to reasonable expenses. No indemnification is permitted in a proceeding by or in the right of the corporation in which the director is adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, where the director is adjudged liable on the basis of having received an improper personal benefit.

The articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc. and Stone Mining Company provide for indemnification of directors, officers, employees or agents, or individuals serving as an agent of another entity at the request of the corporation. The articles of incorporation of each of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. provide for indemnification under these circumstances of directors and officers of the corporation or individuals serving at the request of the corporation as directors or officers of another entity, and further provide that the termination of an action, suit or proceeding by judgment or settlement shall not of itself be determinative that the person did not act in good faith and in accordance with the requisite standard of conduct. The articles of incorporation of T.C.H. Coal Co. provide that the corporation has the power to indemnify a director, officer, employee or agent of the corporation or an individual serving at the request of the corporation as a director officer, employee or agent of another corporation, and further provide that the termination of an action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in accordance with the applicable standard of conduct.

In addition, Section 271B.8-520 of the KBCA provides that, unless limited by the articles of incorporation, a corporation shall indemnify against reasonable expenses incurred in connection with a proceeding any director who entirely prevails in the defense of any proceeding to which the individual was a party because he or she is or was a director of the corporation.

The articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc., Stone Mining Company provide for indemnification of expenses actually and reasonably incurred in connection with an applicable action, suit, proceeding, claim, issue or matter if the director or officer has been successful on the merits or otherwise in defense of such action, suit, proceeding, claim, issue or matter. The articles of incorporation for these corporations also provide for indemnification of expenses if the indemnified person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, except that the corporation may not indemnify a person who a court has found liable for negligence or misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification for certain expenses. For these entities, the corporation may not indemnify any director or officer unless ordered by a court or either of the following determines that indemnification of the director or officer is proper because the person met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action; or (ii) by the shareholders. In addition, each of the corporations discussed in this paragraph may also advance expenses incurred by a director or officer prior to final disposition of any legal proceeding upon receipt of an undertaking by or on behalf of the director, officer employee or agent to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification.

The articles of incorporation of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. provide for indemnification of expenses actually and reasonably incurred in connection with an applicable action, suit or proceeding if the director or officer has been successful on the merits or otherwise in defense of such action, suit or proceeding. The articles of incorporation for these corporations also provide for indemnification of expenses if the indemnified person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal proceedings, those persons had no reasonable cause to believe the conduct was unlawful. The articles of incorporation of each of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. provide that the corporation may not indemnify any person in an action or suit by or in the right of the corporation as to which a court has found the person liable to the corporation unless, and only to the extent that, the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification. The articles of incorporation of each of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. further provide that the corporation may not indemnify any person in any proceeding charging improper person benefit, whether or not involving action in an official capacity, in which a court has found such person liable on the basis that he improperly received a personal benefit unless, and only to the extent that, the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification. For these entities, the corporation may not indemnify any director or officer unless ordered by a court or any of the following determines that indemnification of the director or officer is proper because the person met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action, suit or proceeding; (ii) independent legal counsel in a written opinion if a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders. If such a determination is made by the directors, they may rely as to questions of law on the advice of independent counsel. In addition, both of the corporations discussed in this paragraph may also advance expenses incurred by a director or officer prior to final disposition of any legal proceeding upon receipt of (i) an undertaking by or on behalf of the director, officer, employee or agent to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification and (ii) a written affirmation by the person of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation. Furthermore, the articles of incorporation of both of these corporations provide that the board of directors may indemnify or contract in advance to indemnify any person not specified in the articles of incorporation who was or is a party or is threatened to be made a party to any proceeding, by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another entity. For both of these corporations, any indemnification or advance of expenses to a director arising out of a proceeding by or in the right of the corporation must be reported in writing to shareholders with or before the notice of the next shareholders’ meeting.

The articles of incorporation of T.C.H. Coal Co. provide for indemnification of expenses actually and reasonably incurred in connection with an applicable action, suit or proceeding if the director, officer, employee or agent has been successful on the merits or otherwise in defense of such action, suit or proceeding, or in defense of any claim, issuer or matter therein. The articles of incorporation for T.C.H. Coal Co. also provide for indemnification of expenses if the indemnified person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal proceedings, those persons had no reasonable cause to believe the conduct was unlawful. T.C.H. Coal Co. may not indemnify any director, officer, employee or agent unless ordered by a court or any of the following determines that indemnification is proper because the person to be indemnified met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action, suit or proceeding; (ii) independent legal counsel in a written opinion if a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders. Directors, officers, employees or agents may be entitled to indemnification under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and in another capacity while holding such office.

Although Sections 271B.8-510 and 271B.8-520 of the KBCA are specific to directors, Section 271B.8-560 also permits a Kentucky corporation to indemnify its officers to the same extent as a director and gives an officer who is not a director the same statutory right to mandatory indemnification and to apply for court-ordered indemnification as afforded a director.

Pursuant to the articles of incorporation of Kingston Resources, Inc. in effect as of the date of this registration statement, the corporation must indemnify its directors and officers to the fullest extent permitted by the KBCA, and must also pay or reimburse expenses incurred by its directors and officers in advance of the final disposition of any legal proceedings to the fullest extent permitted by the KBCA.

The indemnification provided by the KBCA is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may otherwise be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise. The articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc. and Stone Mining Company in effect as of the date of this registration statement provide that the indemnification provisions therein are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, action of shareholders or disinterested directors, or otherwise.

The articles of incorporation and the bylaws of Hopkins Creek Coal Company, Joboner Coal Company, Vantage Mining Company and West Kentucky Energy Company do not provide for indemnification of their directors or officers; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

We maintain insurance on behalf of the directors and officers of each of the Kentucky Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Kentucky Limited Liability Company

Hanna Land Company, LLC is an LLC organized under the laws of the state of Kentucky.

Section 275.180 of the Kentucky Revised Statutes provides that a written operating agreement of a Kentucky limited liability corporation may eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Section 275.170 of the Kentucky Revised Statutes and provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager of the company.

The operating agreement of Hanna Land Company, LLC provides that the LLC must indemnify and hold harmless each manager and member for any loss, expense, damage or injury due to acts, omissions or alleged acts or omissions arising out of such person’s activities on the company’s behalf or in furtherance of the LLC’s interests, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. This indemnification duty applies if the acts, omissions or alleged acts or omissions on which the action, proceeding or claim is based were for a purpose reasonably believed to be in the best interests of the LLC and were not performed or omitted fraudulently or in bad faith or as a result of gross negligence by such person, and were not in violation of the person’s fiduciary obligation to the LLC. Any such indemnification shall only be from the LLC’s assets.

We maintain insurance on behalf of the managers, directors and officers of Hanna Land Company, LLC insuring them against claims asserted against them in their capacities as managers, directors or officers or arising out of such status.

Louisiana Corporation

Alpha Gas and Oil Company is incorporated under the laws of the state of Louisiana.

In general, §12.83 of the Louisiana Business Corporation Law, or the LBCL, allows corporations to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Under the LBCL, a termination of the action by judgment, settlement, conviction or plea of nolo contendere, will not of itself create a presumption that the person did not act in good faith. To the extent that such person is successful on the merits or otherwise in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation. Expenses may be paid in advance of the final outcome if authorized by the board of directors without regard to whether or not a voting director is a party to the action.

If the action is by or in the right of the corporation, the indemnity is limited to expenses not exceeding, in the judgment of the board of directors, the estimated expense of litigating the action to conclusion. No indemnification can be made if a court of competent jurisdiction, after exhaustion of appeals, finds the director liable for willful or intentional misconduct, unless the court determines that, given the circumstances of the case, the director is fairly and reasonably entitled to indemnification for certain expenses.

The LBCL allows a corporation to procure or maintain insurance against liability on behalf of a director or any such person.

The articles of incorporation of Alpha Gas and Oil Company in effect as of the date of this registration statement require the corporation to indemnify its directors generally to the fullest extent authorized by the LBCL. The corporation may indemnify each of its directors against any expenses or costs, including attorneys’ fees, actually or reasonably incurred in connection with any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil, administrative or investigative against such person or to which he is involved solely as a witness or person required to give evidence. These provisions are subject to any limitations determined by the board of directors, provided that no change may adversely affect any claim to indemnification that arises prior to such a change.

We maintain insurance on behalf of the directors and officers of Alpha Gas and Oil Company insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Pennsylvania Corporation

Central Penn Energy Company, Inc., Rostraver Energy Company, Scarlet Development Company and Trace Creek Coal Company (the “Pennsylvania Corporation Registrants”) are incorporated under the laws of the state of Pennsylvania.

Pursuant to Sections 1741-1743 of the Pennsylvania Business Corporation Law, or the PABCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (i) if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe such conduct was unlawful. In actions brought by or in the right of the corporation, a corporation may indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable for negligence or misconduct in performance of his duty to the corporation unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person in fairly and reasonably entitled to indemnification for such expenses which the court of common pleas or such other court shall deem proper. A Pennsylvania corporation is required to indemnify a director or officer against expenses actually and reasonably incurred to the extent that the director or officer is successful in defending a lawsuit brought against him or her by reason of the fact that the director or officer is or was a director or officer of the corporation.

The certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of the Pennsylvania Corporation Registrants provide that each corporation must indemnify its directors, officers, employee or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation. The certificate of incorporation and/or the bylaws further provide that the termination of an action, suit or proceeding by judgment or settlement shall not of itself be determinative that the person did not act in good faith and in accordance with the requisite standard of conduct. None of the Pennsylvania Corporation Registrants may indemnify a person finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification.

The bylaws of the Pennsylvania Corporation Registrants in effect as of the date of this registration statement provide that any indemnification pursuant to Sections 1741-1743 of the PABCL (unless ordered by a court) shall be made by the corporation only as authorized in the specific case or upon a determination that indemnification of any such person is proper in the circumstances as set forth under the PABCL. Such determination shall be made (i) by the corporation’s Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; (ii) by independent legal counsel in a written opinion if such a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders. If such a determination is made by the directors, they may rely as to questions of law on the advice of independent counsel.

The bylaws of the Pennsylvania Corporation Registrants in effect as of the date of this registration statement provide that the payment of expenses pursuant to Sections 1741-1743 of the PABCL (including attorneys’ fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid, but shall not be required to be paid, by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided under Sections 1741-1743 of the PABCL, upon receipt of an undertaking by or on behalf of such person to repay such amount.

Section 1746 of the PABCL provides that the other applicable provisions of the PABCL shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under, among other things, any by-law provision, provided that no indemnification may be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. The certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of the Pennsylvania Corporation Registrants provides that the indemnification provisions in those governing documents are not exclusive of any other rights to which a person may be entitled, including any right under policies of insurance that may be purchased and maintained by each Pennsylvania Corporation Registrant or others.

We maintain insurance on behalf of the directors and officers of the Pennsylvania Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Tennessee Corporations

Tennessee Consolidated Coal Company and Tennessee Energy Corp. are incorporated under the laws of the state of Tennessee.

In general, §48-18-501 et seq. of the Tennessee Business Corporation Act, or the TBCA, permits a corporation to indemnify its present and former directors, officers, employees and agents against judgments, settlements, penalties, fines or reasonable expenses (which includes counsel fees) incurred with respect to a proceeding to which they may be made a party if such individual (i) conducted himself or herself in good faith and (ii) reasonably believed (a) while acting in his or her official capacity, that his or her conduct was in the best interests of the corporation, or (b) while acting any other capacity, that his or her conduct was at least not opposed to the best interests of the corporation, or (iii) with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A termination of the proceeding by judgment, order, settlement, conviction or upon the entry of a plea of nolo contendere is not, of itself, determinative that the person did not meet the standard of conduct set forth in §48-18-502(a) of the TBCA. Unless limited by its charter, a corporation must indemnify a director’s reasonable expenses if the director is wholly successful on the merits or otherwise in the defense of any proceeding against him or her as director.

The TBCA prohibits a corporation from indemnifying a director in connection with a proceeding by or in the right of the corporation in which the director was found liable to the corporation or where the director, whether or not acting in his or her official capacity as a director of the corporation, is charged with, and found liable for, improperly receiving a personal benefit.

Under the TBCA, a corporation may indemnify and advance expenses to an officer, employee or agent to the same extent as a director. A corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation against liability asserted against or incurred by such individual while acting in his or her official capacity or arising from his or her status as a director, officer, employee or agent of the corporation, whether or not the corporation would have the power to indemnify such individual for any such liability.

The articles of incorporation and the bylaws of Tennessee Consolidated Coal Company and Tennessee Energy Corp. do not provide for indemnification of their directors or officers.

We maintain insurance on behalf of the directors and officers of Tennessee Consolidated Coal Company and Tennessee Energy Corp. insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Texas Corporation

Majestic Mining, Inc. is incorporated under the laws of the state of Texas.

Chapter 8 of the Texas Business Organizations Code, or the TBOC, requires a Texas corporation to indemnify a director, former director or delegate thereof against reasonable expenses actually incurred by such person in connection with a proceeding in which such person is a respondent because such person is or was a director or delegate thereof if such person is wholly successful, on the merits or otherwise, in the defense of the proceeding. Further, Chapter 8 of the TBOC permits a Texas corporation to indemnify a director, former director or delegate thereof who was, is, or is threatened to be made a respondent in a proceeding against judgments and expenses that are reasonable and actually incurred by such person in connection with such proceeding if it is determined that: (i) such person (a) acted in good faith, (b) reasonably believed, in the case of conduct in such person’s official capacity, that such person’s conduct was in the corporation’s best interest and, in any other case, that such person’s conduct was not opposed to the corporation’s best interests, and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe such person’s conduct was unlawful and (ii) with respect to expenses, the amount of such expenses is reasonable.

Under Chapter 8 of the TBOC, indemnification of a person that is found liable to a Texas corporation or found liable because such person improperly received a personal benefit (i) is limited to reasonable expenses actually incurred, (ii) does not include a judgment, a penalty, a fine, or an excise or similar tax and (iii) may not be made if such person has been found liable for (a) willful or intentional misconduct in the performance of any duties to the corporation, (b) breach of any duty of loyalty owed to the corporation or (c) an act or omission not committed in good faith that constitutes a breach of any duty owed by such person to the corporation.

Chapter 8 of the TBOC permits a Texas corporation to pay or reimburse reasonable expenses incurred by a present director or delegate thereof who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the required determinations after the corporation receives (i) a written affirmation by such person of such person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (ii) a written undertaking by or on behalf of such person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by Chapter 8 of the TBOC.

Chapter 8 of the TBOC permits a Texas corporation to indemnify and advance expenses to persons other than present or former directors, including officers, employees or agents, as provided by the corporation’s governing documents or contract, among other means, and requires that a corporation indemnify an officer to the same extent that indemnification is required under the TBOC.

Chapter 8 of the TBOC provides that a Texas corporation has the power to purchase and maintain insurance on behalf of its directors, officers, employees or agents against liabilities (i) asserted against such person in his or her capacity or (ii) arising out of his or her status as a director, officer, employee or agent of the company. A Texas corporation has this power whether or not the corporation has the power to indemnify such person against the liability under Chapter 8 of the TBOC.

Section 7.001 of the TBOC provides that a certificate of formation or other governing document may provide that a director of a Texas corporation in not liable, or is liable only to the extent provided by the certificate of formation or other governing document, to the corporation or its shareholders for monetary damages for an act or omission by such person in such person’s capacity as a director of the corporation. However, a Texas corporation may not eliminate or limit the liability of a director to the extent such director is found liable under applicable law for:

•	a breach of the director’s duty of loyalty to the corporation or its shareholders;

•	an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or which involves intentional misconduct or a knowing violation of law;

•	a transaction from which the director received an improper personal benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties; or

•	an act or omission for which the liability of a director is expressly provided by an applicable statute.

The articles of incorporation of Majestic Mining, Inc. in effect as of the date of this registration statement require the corporation to indemnify its directors and officers against all expenses and liabilities reasonably incurred by or imposed on them in connection with any proceeding in which they are made parties or become involved because they are directors or officers of the corporation, except where found guilty of willful misfeasance or malfeasance in the performance of duties. In the event of a settlement, indemnification shall apply only when the board of directors of Majestic Mining, Inc. approves such settlement and reimbursement as being for the best interests of the corporation. The articles of incorporation of Majestic Mining, Inc. further provide that the right of indemnification is in addition to and not exclusive of all other rights to which a director or officer may be entitled.

We maintain insurance on behalf of the directors and officers of Majestic Mining, Inc. insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Virginia Corporations

The following registrants (collectively, the “Virginia Corporation Registrants”) are incorporated under the laws of the commonwealth of Virginia

•	Alpha European Sales, Inc., Appalachia Coal Sales Company, Inc., Appalachia Holding Company, Haden Farms, Inc., Knox Creek Coal Corporation and Neweagle Industries, Inc.;

•	Neweagle Coal Sales Corp., Neweagle Development Corp., Neweagle Mining Corp. and Rivereagle Corp. (the “Class I Virginia Corporation Registrants”); and

•

Alliance Coal Corporation, Bull Mountain Mining Corporation, Cumberland Equipment Corporation, Cumberland Resources Corporation, JST Land Company, JST Mining Company, Mill Branch Coal Corporation, Mountain Management, Incorporated, North Fork Coal Corporation, Pigeon Creek Processing Corporation, Powell River Resources Corporation and Winifrede Coal Corporation (the “Class II Virginia Corporation Registrants”).

Article 692.1 of the Virginia Stock Corporation Act, or the VSCA, provides that, other than in cases of willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, in any proceeding brought by or in the right of a corporation or brought by or on behalf of shareholders of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of (i) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the shareholders, in the bylaws as a limitation on or elimination of the liability of the officer or director; or (ii) the greater of $100,000 or the amount of cash compensation received by the officer or director from the corporation during the twelve months immediately preceding the act or omission for which liability was imposed. In addition, Article 690 of the VSCA provides that a director shall not be liable for any action taken as a director, or any failure to take any action, if he discharges his duties in accordance with his good faith business judgment of the best interests of the corporation.

Articles 697 and 702 of the VSCA permit a corporation to indemnify a current or former director or officer against liability incurred as a party to a proceeding arising from his role as an officer or director of the corporation if the director or officer conducted himself in good faith and believed that his conduct was in the best interests, or not opposed to the best interests, of the corporation, and, in the case of criminal proceedings, if he had no reasonable cause to believe his conduct was unlawful. Absent a court order, a corporation may not (i) indemnify a director or officer in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding, or (ii) indemnify any director or officer found liable for receiving an improper personal benefit. A termination of the proceeding by judgment, order, settlement, conviction or upon the entry of a plea of nolo contendere is not, of itself, determinative that the person did not meet the relevant standard of conduct in Article 697. Article 701 of the VSCA provides that a corporation may not indemnify a director unless authorized in the specific case after a determination has been made that indemnification of the director is permissible because he has met the relevant standard of conduct set forth in Article 697. That determination is made: (i) if there are two or more disinterested directors, by a majority vote of all the disinterested directors or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote; (ii) by special legal counsel selected either in the manner prescribed in the previous clause, or if there are fewer than two disinterested directors, selected by the board of directors, in which selection directors who do not qualify as disinterested directors may participate; or (iii) by the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the determination. In addition, pursuant to Articles 698 and 702 of the VSCA, a corporation must indemnify against reasonable expenses any current or former director or officer who entirely prevails in the defense of any proceeding arising from his role as an officer or director of the company to which he was a party. Article 699 of the VSCA permits a Virginia corporation to pay or reimburse reasonable expenses incurred by a director in a proceeding in advance of the final disposition of the proceeding if the corporation receives (i) a signed written statement from the director of such person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (ii) a signed written undertaking by or on behalf of such person to repay the amount paid or reimbursed if the final determination is that the person has not met the relevant standard of conduct under the VSCA.

The articles of incorporation and the bylaws of Alpha European Sales, Inc. do not provide for indemnification of its directors or officers; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

The articles of incorporation of each of Appalachia Coal Sales Company, Inc. and Appalachia Holding Company in effect as of the date of this registration statement require the corporation to indemnify its directors, officers, employees or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, against judgments, fines, amounts paid in settlement and expenses (including attorneys’ fees) actually and reasonably incurred in connection with serving in that capacity, and to advance expenses incurred prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director, officer or other person was not entitled to indemnification. None of Appalachia Coal Sales Company, Inc. and Appalachia Holding Company may indemnify a person finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification. The rights of indemnification provided under the articles of incorporation of each of Appalachia Coal Sales Company, Inc. and Appalachia Holding Company in effect as of the date of this registration statement are not exclusive of any other right to which any person may be entitled, including any right under policies of insurance.

The bylaws of Haden Farms, Inc. in effect as of the date of this registration statement require the corporation to indemnify its directors, officers, employees or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with serving in that capacity, and to advance expenses incurred prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director, officer or other person was not entitled to indemnification. Haden Farms, Inc. may not indemnify a person adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is reasonably entitled to indemnification. The rights of indemnification provided under the bylaws of Haden Farms, Inc. in effect as of the date of this registration statement are not exclusive of any other right under any bylaw, agreement, vote of shareholders or disinterested directors, statute, court decision or otherwise.

The bylaws of Knox Creek Coal Corporation, in effect as of the date of this registration statement, permit, but do not require, the corporation to indemnify its directors and officers generally to the fullest extent authorized by the VSCA. The rights of indemnification provided under the bylaws of Knox Creek Coal Corporation, in effect as of the date of this registration statement, are not exclusive of any other right under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

The articles of incorporation of New Eagle Industries, Inc. in effect as of the date of this registration statement require the corporation to indemnify its directors, officers, employees or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, generally to the fullest extent authorized by the VSCA against all expense, liability and loss reasonably incurred in connection with serving in that capacity, and to advance expenses incurred prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director, officer or other person was not entitled to indemnification. The rights of indemnification provided under the articles of incorporation of Neweagle Industries, Inc. in effect as of the date of this registration statement are not exclusive of any other right under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

The articles of incorporation in effect as of the date of this registration statement of the Class I Virginia Corporation Registrants require the corporation to indemnify its officers and directors against claims, liabilities, judgments, settlements, costs and expenses incurred in connection with an action, suit, proceeding or claim to which he or she is or may be made a party by reason of being or having been a director or officer of the corporation, except if he or she is found liable for gross negligence or willful misconduct in the performance of his or her duties. This right of indemnification is not exclusive of any other right under any bylaw, agreement, vote of stockholders or otherwise.

The articles of incorporation in effect as of the date of this registration statement of the Class II Virginia Corporation Registrants require the corporation to indemnify its officers and directors against claims, liabilities, judgments, settlements, costs and expenses incurred in connection with an action, suit, proceeding or claim to which he or she is or may be made a party by reason of being or having been a director or officer of the corporation, except that the corporation will not indemnify against willful misconduct or a knowing violation of the criminal law or against any liability incurred in any proceeding charging improper personal benefit to the officer or director where a court of competent jurisdiction adjudged that officer or director liable on the basis of improperly receiving a personal benefit. In addition, the Class II Virginia Corporation Registrants are required to advance expenses incurred prior to final disposition of any legal proceeding subject to the requirements of Article 699 of the VSCA and to a determination that the facts then known to those making the determination would not preclude indemnification. The articles of incorporation in effect as of the date of this registration statement of the Class II Virginia Corporation Registrants also provide that, in any proceeding brought by or in the right of any of the Class II Virginia Corporation Registrants or by or on behalf of their shareholders, directors or officers of Class II Virginia Corporation Registrants are not liable in any monetary amount for damages arising out of or resulting from a single transaction, occurrence or course of conduct, unless (i) the officer or director engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, or (ii) a court of competent jurisdiction adjudged that officer or director liable on the basis of improperly receiving a personal benefit. The rights of indemnification provided under the articles of incorporation of the Class II Virginia Corporation Registrants in effect as of the date of this registration statement are not exclusive of any other right to which any person may be entitled, including any right under policies of insurance.

We maintain insurance on behalf of the directors and officers of the Virginia Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Virginia Limited Liability Companies

Black Dog Coal, LLC, Black Mountain Resources LLC, Buchanan Energy Company, LLC, Cloverlick Management LLC, Dorchester Associates LLC, En Route LLC, Harlan Reclamation Services LLC, JST Resources LLC, Maggard Branch Coal LLC, Meadow Branch Coal LLC, Nine Mile Spur LLC, Resource Development LLC, Resource Land Company LLC, Roda Resources LLC and Stillhouse Mining LLC (the “Virginia LLC Registrants”) are LLCs organized under the laws of the commonwealth of Virginia.

Section 13.1-1025 of the Virginia Limited Liability Company Act, or the VLLCA, provides that in any proceeding brought by or in the right of a Virginia LLC or brought by or on behalf of members of the LLC, the damages assessed against a manager or member arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of: (i) the monetary amount, including the elimination of liability, specified in writing in the articles of organization or LLC Agreement as a limitation on or elimination of the liability of the manager or member; or (ii) the greater of (a) $100,000 or (b) the amount of cash compensation received by the manager or member from the LLC during the twelve months immediately preceding the act or omission for which liability was imposed.

Pursuant to the LLC Agreements of Black Dog Coal, LLC and Buchanan Energy Company, LLC in effect as of the date of this registration statement:

•

the LLC must indemnify to the fullest extent permitted by the VLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence; and

•

the liability of the LLC’s managers and officers to the LLC or its members for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, in the case of Buchanan Energy Company, LLC, to the fullest extent permitted by the VLLCA, and, in the case of Black Dog Coal, LLC, in all cases other than: (i) a breach of such person’s duty of loyalty to the LLC or its members; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

The LLC Agreement for Black Dog Coal, LLC also requires Black Dog Coal, LLC to pay in advance legal and other expenses and attorneys’ fees reasonably incurred by its managers and officers in connection with any claim or liability indemnified by the LLC.

Pursuant to the LLC Agreements of Black Mountain Resources LLC, Cloverlick Management LLC, Dorchester Associates LLC, En Route LLC, Harlan Reclamation Services LLC, JST Resources LLC, Maggard Branch Coal LLC, Meadow Branch Coal LLC, Nine Mile Spur LLC, Resource Development LLC, Resource Land Company LLC, Roda Resources LLC and Stillhouse Mining LLC in effect as of the date of this registration statement:

•

the LLC must indemnify reasonable expenses of its members, managers and officers made or threatened to be made a party to any action, suit or proceeding, incurred in connection with such proceeding, except for willful misconduct, knowing violation of the criminal law or knowingly exceeding the authority granted in the LLC Agreement;

•

subject to receiving a written undertaking from its managers and officers to repay any amounts advanced if it is ultimately determined that they are not entitled to indemnification, the LLC must pay in advance or reimburse reasonable expenses (including attorneys’ fees) incurred by its managers and officers in connection with any claim or liability indemnified by the LLC, unless the member determines that the manager or officer is not entitled to be indemnified under the terms of the LLC Agreement; and

•	managers and officers will not be entitled to indemnification to the extent such managers and officers are entitled to indemnification by another person or entity, including an insurer.

We maintain insurance on behalf of the managers and officers of each of the Virginia LLC Registrants insuring them against claims asserted against them in their capacities as managers or officers or arising out of such status.

West Virginia Corporations

A.T. Massey Coal Company, Inc., Alex Energy, Inc., Alpha Appalachia Services, Inc., Aracoma Coal Company, Inc., Bandmill Coal Corporation, Bandytown Coal Company, Barnabus Land Company, Belfry Coal Corporation, Ben Creek Coal Company, Big Bear Mining Company, Black King Mine Development Co., Boone East Development Co., Boone Energy Company, Boone West Development Co., Central West Virginia Energy Company, Ceres Land Company, Clear Fork Coal Company, Crystal Fuels Company, Dehue Coal Company, Delbarton Mining Company, Demeter Land Company, Douglas Pocahontas Coal Corporation, Duchess Coal Company, Eagle Energy, Inc., Elk Run Coal Company, Inc., Energy Development Corporation, Foglesong Energy Company, Goals Coal Company, Green Valley Coal Company, Hazy Ridge Coal Company, Highland Mining Company, Independence Coal Company, Inc., Jacks Branch Coal Company, Kanawha Energy Company, Kingston Mining, Inc., Kingston Processing, Inc., Laxare, Inc., Logan County Mine Services, Inc., Lynn Branch Coal Company, Inc., Marfork Coal Company, Inc., New Market Land Company, New River Energy Corporation, Nicco Corporation, Nicewonder Contracting, Inc., Nicholas Energy Company, Odell Processing Inc., Omar Mining Company, Paynter Branch Mining, Inc., Peerless Eagle Coal Co., Performance Coal Company, Pioneer Fuel Corporation, Pioneer Mining, Inc., Power Mountain Coal Company, Rawl Sales & Processing Co., Red Ash Sales Company, Inc., Riverton Coal Sales, Inc., Robinson-Phillips Coal Company, Ruhrkohle Trading Corporation, Rum Creek Coal Sales, Inc., Russell Fork Coal Company, Shannon-Pocahontas Coal Corporation, Shenandoah Capital Management Corp., Simmons Fork Mining, Inc., Solomons Mining Company, Spartan

Mining Company, Stirrat Coal Company, Support Mining Company, Sycamore Fuels, Inc., Talon Loadout Company, Town Creek Coal Company, Twin Star Mining, Inc., White Buck Coal Company, White Flame Energy, Inc., Williams Mountain Coal Company and Wyomac Coal Company, Inc. (the “West Virginia Corporation Registrants”) are incorporated under the laws of the state of West Virginia.

Section 2-202 of the West Virginia Business Corporation Act, or the WVBCA, permits a West Virginia corporation to include in its articles of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, other than (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section eight hundred thirty-three, article eight of this chapter for unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit

Section 8-831 of the WVBCA provides that a director is not liable to the corporation or its shareholders for any decision to take or not to take action, or any failure to take any action, as a director, unless the party asserting liability in a proceeding establishes that the challenged conduct consisted or was the result of: (i) action not in good faith, (ii) a decision which the director did not reasonably believe to be in the best interests of the corporation or as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) lack of objectivity due to the director’s familial, financial or business relationship with, or a lack of independence due to the director’s domination or control by, another person having a material interest in the challenged conduct: (a) which relationship or which domination or control could reasonably be expected to have affected the director’s judgment respecting the challenged conduct in a manner adverse to the corporation; and (b) after a reasonable expectation has been established, the director does not establish that the challenged conduct was reasonably believed by the director to be in the best interests of the corporation, (iv) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation, or a failure to devote timely attention, by making or causing to be made appropriate inquiry when particular facts and circumstances of significant concern materialize that would alert a reasonably attentive director to the need for inquiry, or (v) receipt of a financial benefit to which the director was not entitled or any other breach of the director’s duties to deal fairly with the corporation and its shareholders that is actionable under applicable law.

Sections 8-851 and 8-856 of the WVBCA provide that a corporation may indemnify any director or officer against liability in an action arising from his role as a director or officer of the company (other than in an action by or in the right of the corporation) if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, or, in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify a director or officer in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if the director or officer has met the aforementioned standards of conduct. Absent a court order, a director or officer may not be indemnified if they are found to have received a financial benefit to which they were not entitled or, with respect to officers only, if they are found liable based on conduct constituting an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law. Under Sections 8-852 and 8-856 of the WVBCA, a corporation must indemnify its directors and officers who are wholly successful on the merits in an action arising from their role as an officer or director of the company against reasonable expenses incurred in such action.

The bylaws of Nicewonder Contracting, Inc., Pioneer Fuel Corporation, Twin Star Mining, Inc. and White Flame Energy, Inc. in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA.

The bylaws of Red Ash Sales Company, Inc. and Ruhrkohle Trading Corporation in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA, and provide that the rights of indemnification thereunder are not exclusive of other rights.

The bylaws of Energy Development Corporation in effect as of the date of this registration statement: (i) generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA, (ii) require the corporation to advance expenses incurred by its directors and officers prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification and (iii) provide that the rights of indemnification thereunder are not exclusive of other rights under any law, agreement, vote of stockholders or disinterested directors or otherwise.

The articles of incorporation of A.T. Massey Coal Company, Inc., Alex Energy, Inc., Alpha Appalachia Services, Inc., Aracoma Coal Company, Inc., Bandmill Coal Corporation, Bandytown Coal Company, Barnabus Land Company, Boone East Development Co., Boone Energy Company, Boone West Development Co., Central West Virginia Energy Company, Ceres Land Company, Clear Fork Coal Company, Crystal Fuels Company, Dehue Coal Company, Delbarton Mining Company, Demeter Land Company, Duchess Coal Company, Eagle Energy, Inc., Goals Coal Company, Green Valley Coal Company, Hazy Ridge Coal Company, Highland Mining Company, Jacks Branch Coal Company, Kanawha Energy Company, Logan County Mine Services, Inc., Lynn Branch Coal Company, Inc., Marfork Coal Company, Inc., New Market Land Company, New River Energy Corporation, Nicholas Energy Company, Performance Coal Company, Power Mountain Coal Company, Rum Creek Coal Sales, Inc., Shenandoah Capital Management Corp., Simmons Fork Mining, Inc., Spartan Mining Company, Stirrat Coal Company, Support Mining Company, Sycamore Fuels, Inc., Twin Star Mining, Inc., White Buck Coal Company, White Flame Energy, Inc. and Williams Mountain Coal Company in effect as of the date of this registration statement: (i) require the corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they acted in good faith in a manner reasonably believed to in, or not opposed to, the best interests of the corporation and, in any criminal action, that they had no reasonable cause to believe their conduct was unlawful and (ii) provide that the rights of indemnification thereunder are not exclusive of other rights provided by law. None of the corporations listed in the previous sentence may indemnify a person finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification.

The bylaws of Solomons Mining Company in effect as of the date of this registration statement: (i) permit the corporation’s board of directors to indemnify its directors and officers against liability and reasonable expense incurred in connection with any claim, action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they acted in good faith in what they reasonably believed to in the best interests of the corporation and, in any criminal action, had not reasonable cause to believe their conduct was unlawful, (ii) require the corporation to indemnify its directors and officers in case they are wholly successful on the merits or otherwise in connection with any indemnifiable claim, (iii) permit the corporation to advance expenses to its directors and officers upon receipt of an undertaking to repay amounts paid by the corporation if it is determined they were not entitled to indemnification and (iv) provide that the rights of indemnification thereunder are not exclusive of other rights under any contract, vote of disinterested stockholders or directors or otherwise or as a matter of law.

The bylaws of Laxare, Inc. in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA. Laxare, Inc.’s bylaws: (i) permit the corporation’s board of directors to indemnify its directors and officers against liability and reasonable expense incurred in connection with any claim, action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they did not breach the duty of loyalty to the corporation or its stockholders, perform acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, engage in any transaction from which they derived an improper personal benefit or as otherwise provided by the WVBCA, (ii) permit the corporation to advance expenses to its directors and officers upon receipt of an undertaking to repay amounts paid by the corporation if it is determined they were not entitled to indemnification, (iii) provide that, if an indemnification claim is not paid in full by the corporation within thirty days after the claim was received, the claimant may bring suit against the corporation to recover the unpaid amount of the claim and also the expense of prosecuting such claim and (iv) provide that the rights of indemnification thereunder are not exclusive of other rights under any contract, vote of disinterested stockholders or directors or otherwise or as a matter of law.

The bylaws of Town Creek Coal Company in effect as of the date of this registration statement require the corporation to indemnify any person who is a director, officer or employee of Town Creek Coal Company or any other corporation at the request of Town Creek Coal Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of an action, suit or proceeding, or in connection with any appeal, brought against that person because he or she holds or held that position. Town Creek Coal Company is not obligated to indemnify persons judged liable for negligence or misconduct in the performance of his duties. In the case of a criminal action, suit or proceeding, a conviction or judgment will not be deemed an adjudication that the director, officer or employee is liable for negligence or misconduct in the performance of his duties, if that director, officer or employee was acting in good faith in what he considered to be the, best interests of Town Creek Coal Company and with no reasonable cause to believe that the action was illegal.

The articles of incorporation and the bylaws of Belfry Coal Corporation, Ben Creek Coal Company, Big Bear Mining Company, Black King Mine Development Co., Douglas Pocahontas Coal Corporation, Elk Run Coal Company, Inc., Fogelsong Energy Company, Independence Coal Company, Inc., Kingston Mining, Inc., Kingston Processing, Inc., Nicco Corporation, Odell Processing Inc., Omar Mining Company, Paynter Branch Mining, Inc., Peerless Eagle Coal Co., Pioneer Mining, Inc., Rawl Sales & Processing Co., Riverton Coal Sales, Inc., Robinson-Phillips Coal Company, Russell Fork Coal Company, Shannon-Pocahontas Coal Corporation, Talon Loadout Company and Wyomac Coal Company, Inc. in effect as of the date of this registration statement do not provide for indemnification of their directors or officers.

The WVBCA provides that the indemnification provided thereunder is not exclusive of indemnification provided pursuant to the corporation’s articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders.

We maintain insurance on behalf of the directors and officers of the West Virginia Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

West Virginia Limited Liability Companies

Herndon Processing Company, LLC, Kepler Processing Company, LLC, Litwar Processing Company, LLC, Riverside Energy Company, LLC and Tucson Limited Liability Company (the “West Virginia LLC Registrants”), are LLCs organized under the laws of the state of West Virginia.

Pursuant to Section 4-409 of the West Virginia Uniform Limited Liability Company Act, or the WVLLCA, managers of West Virginia LLCs, including members of member-managed West Virginia LLCs, owe the following fiduciary duties to the LLC and its members:

•

the duty of loyalty: (i) to account to the LLC and to hold as trustee for it any property, profit or benefit derived by the manager (or member in a member-managed LLC) in the conduct or winding up of the LLC’s business or derived from a use by the manager (or member in a member-managed LLC) of the LLC’s property, including the appropriation of the LLC’s opportunity, (ii) to refrain from dealing with the LLC in the conduct or winding up of the LLC’s business as or on behalf of a party having an interest adverse to the LLC and (iii) to refrain from competing with the LLC in the conduct of the LLC’s business before the dissolution of the LLC; and

•	the duty of care in the conduct of and winding up of the LLC’s business to refrain from engaging in grossly negligent or reckless conduct, intentional misconduct or a knowing violation of law.

In addition, managers of West Virginia LLCs, including members of member-managed West Virginia LLCs, are required to discharge the above-described fiduciary duties to the LLC and its members as well as any duties under the operating agreement and to exercise any rights consistently with the obligation of good faith and fair dealing.

Pursuant to Section 1-103 of the WVLLCA, the LLC Agreement of a West Virginia LLC may not:

•

eliminate the duty of loyalty prescribed under the WVLLCA, although the LLC Agreement may (i) identify specific types or categories of activities that do not violate the duty of loyalty, if not manifestly unreasonable, and (ii) specify the number or percentage of members or disinterested managers that may authorize or ratify, after full disclosure of all material facts, a specific act or transaction that otherwise would violate the duty of loyalty;

•	unreasonably reduce the duty of care prescribed under the WVLLCA; or

•

eliminate the obligation of good faith and fair dealing prescribed under the WVLLCA, although the LLC Agreement may determine the standards by which the performance of the obligation is to be measured, if the standards are not manifestly unreasonable.

The LLC Agreements of each of the West Virginia LLC Registrants, other than Tucson Limited Liability Company, in effect as of the date of this registration statement provide that:

•

the LLC must indemnify to the fullest extent permitted by the WVLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence; and

•

the liability of the LLC’s managers and officers for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, except for: (i) a breach of such person’s duty of loyalty or duty of care to the LLC or its members; (ii) acts or omissions not consistent with the person’s obligation of good faith and fair dealing and which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

The LLC Agreement of Tucson Limited Liability Company in effect as of the date of this registration statement provides that:

•

Tucson Limited Liability Company must indemnify each of its managers and officers from any loss or damage incurred by reason of any act or omission performed or omitted in good faith on behalf of Tucson Limited Liability Company and in a manner reasonably believed by him to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct, gross negligence or breach of fiduciary duty; and

•	any act or omission performed or omitted in good faith on advice of counsel to Tucson Limited Liability Company shall be conclusively deemed to have been performed or omitted in good faith.

We maintain insurance on behalf of the managers and officers of the West Virginia LLC Registrants insuring them against claims asserted against them in their capacities as managers or officers or arising out of such status.

West Virginia General Partnership

Shannon-Pocahontas Mining Company is a general partnership under the laws of the state of West Virginia. Section 47B-4-1(c) of the West Virginia Uniform Partnership Act, or the WVUPA, provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership or for the preservation of its business or property.

Section 47B-4-4 of the WVUPA limits the statutory duties that partners owe to the partnership and the other partners to the following:

•

the duty of loyalty: (1) to account to the partnership and hold as trustee for it any property, profit or benefit derived by the partner in the conduct and winding up of the partnership business or derived from a use by the partner of partnership property, including the appropriation of a partnership opportunity; (2) to refrain from dealing with the partnership in the conduct or winding up of the partnership business as or on behalf of a party having an interest adverse to the partnership; and (3) to refrain from competing with the partnership in the conduct of the partnership business before the dissolution of the partnership; and

•

the duty of care to the partnership and the other partners in the conduct and winding up of the partnership business, which is limited to a duty to refrain from engaging in grossly negligent or reckless conduct, intentional misconduct, or a knowing violation of law.

Section 47B-7-1(d) provides that a partnership shall indemnify a dissociated partner whose interest is being purchased against all partnership liabilities, whether incurred before or after the dissociation, except certain liabilities incurred by an act of the dissociated partner following disassociation.

The partnership agreement of Shannon-Pocahontas Mining Company provides that each partner shall indemnify and save harmless the partnership and the other partners from all liabilities, claims, damages and expenses (including attorneys’ fees) resulting from a breach by the indemnifying partner of the provisions of the agreement and from negligence or willful misconduct of the indemnifying partner in connection with the transactions contemplated by the agreement. The agreement does not provide for indemnification for officers or members of the management committee of Shannon-Pocahontas Mining Company; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

We maintain insurance on behalf of the members of the management committee and officers of Shannon-Pocahontas Mining Company insuring them against claims asserted against them in those capacities or arising out of such status.

Indemnification Policies

The management of each registrant other than Alpha Natural Resources, Inc. has adopted a Policy Regarding Indemnification of Employees, pursuant to which the applicable registrant (i) shall indemnify all current and former employees of the registrant, which in the case of certain registrants may include some or all of its managers, directors and officers, who was or is a party or is threatened to be made a party to an action, suit or proceeding (other than an action by or in the right of the registrant) with respect to his or her employment by or services rendered to the registrant, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the employee in connection with the action, suit or proceeding, if the employee acted in good faith and in a manner that the employee reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (ii) may advance to its employees expenses actually and reasonably incurred in defending any indemnifiable action, suit or proceeding upon such terms and conditions as the President of the applicable registrant deems appropriate. Indemnification and advancement of expenses under this policy for employees of registrants who first became direct or indirect subsidiaries of Alpha Natural Resources, Inc. as a result of the Massey Acquisition is limited to claims and legal proceedings arising from actions taken or not taken by such employees after the effective time of the Massey Acquisition.

Item 16.	EXHIBITS.

A list of exhibits filed with the registration statement on Form S-3 is set forth in the Exhibit Index and is incorporated into this Item 16 by reference.

Item 17.	UNDERTAKINGS.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA NATURAL RESOURCES, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

We, the undersigned officers and directors of Alpha Natural Resources, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title
/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Chairman & Chief Executive Officer (Principal Executive Officer and Director)

/s/ Frank J. Wood Frank J. Wood	Executive Vice President & Chief Financial Officer and Assistant Secretary (Principal Financial Officer)

/s/ Angelo C. Brisimitzakis Angelo C. Brisimitzakis	Director

/s/ William J. Crowley, Jr. William J. Crowley, Jr.	Director

/s/ E. Linn Draper, Jr. E. Linn Draper, Jr.	Director

/s/ Glenn A. Eisenberg Glenn A. Eisenberg	Director

/s/ Deborah M. Fretz Deborah M. Fretz	Director

Signature	Title

/s/ P. Michael Giftos P. Michael Giftos	Director

/s/ L. Patrick Hassey L. Patrick Hassey	Director

/s/ Joel Richards, III Joel Richards, III	Director

/s/ James F. Roberts James F. Roberts	Director

/s/ Ted G. Wood Ted G. Wood	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

A.T. MASSEY COAL COMPANY, INC. ELK RUN COAL COMPANY, INC. JOBONER COAL COMPANY PERFORMANCE COAL COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of A.T. Massey Coal Company, Inc., Elk Run Coal Company, Inc., Joboner Coal Company, and Performance Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Charles I. Bearse, III	President and Director (Principal Executive Officer)
Charles I. Bearse, III

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALEX ENERGY, INC. GREEN VALLEY COAL COMPANY WHITE BUCK COAL COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Alex Energy, Inc., Green Valley Coal Company, and White Buck Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Jon C. Brown	President and Director (Principal Executive Officer)
Jon C. Brown

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALLIANCE COAL CORPORATION ALPHA EUROPEAN SALES, INC. APPALACHIA COAL SALES COMPANY, INC. CENTRAL PENN ENERGY COMPANY, INC. CENTRAL WEST VIRGINIA ENERGY COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of each of Alliance Coal Corporation, Alpha European Sales, Inc., Appalachia Coal Sales Company, Inc., Central Penn Energy Company, Inc. and Central West Virginia Energy Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Brian D. Sullivan	President and Director (Principal Executive Officer)
Brian D. Sullivan

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA AMERICAN COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Alpha American Coal Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin S. Crutchfield	President and Manager (Principal Executive Officer)
Kevin S. Crutchfield

/s/ G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA AMERICAN COAL HOLDING, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Alpha American Coal Holding, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin S. Crutchfield	President and Manager (Principal Executive Officer)
Kevin S. Crutchfield

/s/ Frank J. Wood	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Frank J. Wood

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA APPALACHIA HOLDINGS, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

We, the undersigned officers and director of Alpha Appalachia Holdings, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin S. Crutchfield	Chief Executive Officer (Principal Executive Officer)
Kevin S. Crutchfield

/s/ Frank J. Wood	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)
Frank J. Wood

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA APPALACHIA SERVICES, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Alpha Appalachia Services, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Paul H. Vining	President and Director (Principal Executive Officer)
Paul H. Vining

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA AUSTRALIA, LLC ALPHA AUSTRALIA SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President

We, the undersigned officers and manager of each of Alpha Australia, LLC and Alpha Australia Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Brian D. Sullivan	President and Manager (Principal Executive Officer)
Brian D. Sullivan

/s/ Peter Zachert	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)
Peter Zachert

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA COAL RESOURCES COMPANY, LLC ALPHA LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of each of Alpha Coal Resources Company, LLC and Alpha Land and Reserves, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer	President and Manager (Principal Executive Officer)
J. Scott Kreutzer

/s/ G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA COAL SALES CO., LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Alpha Coal Sales Co., LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Brian D. Sullivan	Chief Commercial Officer, President and Manager (Principal Executive Officer)
Brian D. Sullivan

/s/ G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA COAL WEST, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Alpha Coal West, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Shane D. Durgin	President (Principal Executive Officer)
Shane D. Durgin

/s/ G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ Frank J. Wood	Vice President and Director
Frank J. Wood

/s/ Kevin S. Crutchfield	Director
Kevin S. Crutchfield

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA ENERGY SALES, LLC ALPHA SHIPPING AND CHARTERING, LLC ALPHA TERMINAL COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of each of Alpha Energy Sales, LLC, Alpha Shipping and Chartering, LLC and Alpha Terminal Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Brian D. Sullivan	President and Manager (Principal Executive Officer)
Brian D. Sullivan

/s/ G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA GAS AND OIL COMPANY NEW RIVER ENERGY CORPORATION

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Alpha Gas and Oil Company and New River Energy Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ James A. Cappucci	President and Director (Principal Executive Officer)
James A. Cappucci

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA INDIA, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Alpha India, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Suresh S. Iyer	President and Manager (Principal Executive Officer)
Suresh S. Iyer

/s/ G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA MIDWEST HOLDING COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Alpha Midwest Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer	President and Director (Principal Executive Officer)
J. Scott Kreutzer

/s/ G. Scott Cole	Vice President & Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ Frank J. Wood	Director
Frank J. Wood

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA NATURAL RESOURCES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

We, the undersigned officers and manager of Alpha Natural Resources, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin S. Crutchfield	Chief Executive Officer (Principal Executive Officer)
Kevin S. Crutchfield

/s/ Frank J. Wood	Executive Vice President, Chief Financial Officer & Manager (Principal Financial and Accounting Officer)
Frank J. Wood

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA NATURAL RESOURCES INTERNATIONAL, LLC ALPHA SUB ONE, LLC ALPHA SUB TWO, LLC ALPHA SUB THREE, LLC ALPHA SUB FOUR, LLC ALPHA SUB FIVE, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: President, Manager and Secretary

We, the undersigned officers and manager of each of Alpha Natural Resources International, LLC, Alpha Sub One, LLC, Alpha Sub Two, LLC, Alpha Sub Three, LLC, Alpha Sub Four, LLC, and Alpha Sub Five, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Vaughn R. Groves Vaughn R. Groves	President, Manager and Secretary (Principal Executive Officer)

/s/ Frank J. Wood Frank J. Wood	Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA NATURAL RESOURCES SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

We, the undersigned officers and manager of Alpha Natural Resources Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Chief Executive Office and Manager (Principal Executive Officer)

/s/ Frank J. Wood Frank J. Wood	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA PA COAL TERMINAL, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Alpha PA Coal Terminal, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ William D. Clay William D. Clay	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ALPHA WYOMING LAND COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and managers of Alpha Wyoming Land Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer J. Scott Kreutzer	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

/s/ Frank J. Wood Frank J. Wood	Vice President and Manager

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

AMFIRE, LLC AMFIRE HOLDINGS, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of each of AMFIRE, LLC and AMFIRE Holdings, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Frank J. Wood Frank J. Wood	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

AMFIRE MINING COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of AMFIRE Mining Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Peter V. Merritts Peter V. Merritts	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

AMFIRE WV, L.P. By: AMFIRE Holdings, LLC, its General Partner

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of AMFIRE Holdings, LLC, the general partner of AMFIRE WV, L.P., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Frank J. Wood Frank J. Wood	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

APPALACHIA HOLDING COMPANY SC COAL CORPORATION SHENANDOAH CAPITAL MANAGEMENT CORP.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Appalachia Holding Company, SC Coal Corporation, Shenandoah Capital Management Corp., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Frank J. Wood Frank J. Wood	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ARACOMA COAL COMPANY, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Aracoma Coal Company, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Steven R. Poe Steven R. Poe	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

AXIOM EXCAVATING AND GRADING SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and managers of Axiom Excavating and Grading Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Gregory S. Blankenship Gregory S. Blankenship	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

/s/ Jackie W. Ball Jackie W. Ball	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BANDMILL COAL CORPORATION

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Bandmill Coal Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Michael S. Damous Michael S. Damous	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Jeffery A. Ellis Jeffery A. Ellis	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BANDYTOWN COAL COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Bandytown Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kermit E. Fincham, Jr. Kermit E. Fincham, Jr.	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Eric D. Salyer Eric D. Salyer	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BARBARA HOLDINGS INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Barbara Holdings Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronald B. Hall Ronald B. Hall	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ J. Scott Kreutzer J. Scott Kreutzer	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BARNABUS LAND COMPANY BELFRY COAL CORPORATION DEMETER LAND COMPANY DUCHESS COAL COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Barnabus Land Company, Belfry Coal Corporation, Demeter Land Company, and Duchess Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Victor K. Hainer Victor K. Hainer	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BEN CREEK COAL COMPANY DELBARTON MINING COMPANY HIGHLAND MINING COMPANY TRACE CREEK COAL COMPANY TWIN STAR MINING, INC. WHITE FLAME ENERGY, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Ben Creek Coal Company, Delbarton Mining Company, Highland Mining Company, Trace Creek Coal Company, Twin Star Mining, Inc., and White Flame Energy, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Steven R. Poe Steven R. Poe	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BIG BEAR MINING COMPANY BOONE ENERGY COMPANY HAZY RIDGE COAL COMPANY NEW RIDGE MINING COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Big Bear Mining Company d/b/a Lynco Mining Company, Boone Energy Company, Hazy Ridge Coal Company, and New Ridge Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronald B. Hall Ronald B. Hall	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BLACK DOG COAL, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of Black Dog Coal, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Michael W. Clark Michael W. Clark	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BLACK KING MINE DEVELOPMENT CO.

BOONE EAST DEVELOPMENT CO.

BOONE WEST DEVELOPMENT CO.

CERES LAND COMPANY

DOUGLAS POCAHONTAS COAL

CORPORATION

HADEN FARMS, INC.

LAUREN LAND COMPANY

LAXARE, INC.

NEW MARKET LAND COMPANY

NICCO CORPORATION

POWELL RIVER RESOURCES

CORPORATION

RAVEN RESOURCES, INC.

ROSTRAVER ENERGY COMPANY

SCARLET DEVELOPMENT COMPANY

TENNESEE CONSOLIDATED COAL

COMPANY

WEST KENTUCKY ENERGY COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Black King Mine Development Co., Boone East Development Co., Boone West Development Co., Ceres Land Company, Douglas Pocahontas Coal Corporation, Haden Farms, Inc., Lauren Land Company, Laxare, Inc., New Market Land Company, Nicco Corporation, Powell River Resources Corporation, Raven Resources, Inc., Rostraver Energy Company, Scarlet Development Company, Tennessee Consolidated Coal Company, and West Kentucky Energy Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer J. Scott Kreutzer	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BLACK MOUNTAIN RESOURCES LLC

CLOVERLICK MANAGEMENT LLC

DORCHESTER ASSOCIATES LLC

ENTERPRISE LAND AND RESERVES, LLC

ENTERPRISE MINING COMPANY, LLC

HARLAN RECLAMATION SERVICES LLC

MAGGARD BRANCH COAL LLC

MEADOW BRANCH COAL LLC

NINE MILE SPUR LLC

RESOURCE LAND COMPANY LLC

RODA RESOURCES LLC

STILLHOUSE MINING LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of each of Black Mountain Resources LLC, Cloverlick Management LLC, Dorchester Associates LLC, Enterprise Land and Reserves, LLC, Enterprise Mining Company, LLC, Harlan Reclamation Services LLC, Maggard Branch Coal LLC, Meadow Branch Coal LLC, Nine Mile Spur LLC, Resource Land Company LLC, Roda Resources LLC, and Stillhouse Mining LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Thomas M. Keith Thomas M. Keith	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BROOKS RUN MINING COMPANY, LLC COBRA NATURAL RESOURCES, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of each of Brook Run Mining Company, LLC and Cobra Natural Resources, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ David H. Decker David H. Decker	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BUCHANAN ENERGY COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of Buchanan Energy Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Frank J. Matras Frank J. Matras	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

BULL MOUNTAIN MINING CORPORATION

CUMBERLAND EQUIPMENT CORPORATION

CUMBERLAND RESOURCES CORPORATION

JST LAND COMPANY

JST MINING COMPANY

NEWEAGLE DEVELOPMENT CORP.

NEWEAGLE INDUSTRIES, INC.

NEWEAGLE MINING CORP.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Bull Mountain Mining Corporation, Cumberland Equipment Corporation, Cumberland Resources Corporation, JST Land Company, JST Mining Company, Neweagle Development Corp., Neweagle Industries, Inc., and Neweagle Mining Corp., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Stanley E. Bateman, Jr. Stanley E. Bateman, Jr.	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

CALLAWAY LAND AND RESERVES, LLC KINGWOOD MINING COMPANY, LLC VIRGINIA ENERGY COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of each of Callaway Land and Reserves, LLC, Kingwood Mining Company, LLC, and Virginia Energy Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Frank J. Matras Frank J. Matras	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

CASTLE GATE HOLDING COMPANY DELTA MINE HOLDING COMPANY MAPLE MEADOW MINING COMPANY WARRICK HOLDING COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of each of Castle Gate Holding Company, Delta Mine Holding Company, Maple Meadow Mining Company, and Warrick Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer J. Scott Kreutzer	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ O. Eugene Kitts O. Eugene Kitts	Director

/s/ Ronald B. Hall Ronald B. Hall	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

CLEAR FORK COAL COMPANY MARFORK COAL COMPANY, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Clear Fork Coal Company and Marfork Coal Company, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Billy R. McCoy Billy R. McCoy	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

COAL GAS RECOVERY, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Coal Gas Recovery, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ James A. Cappucci James A. Cappucci	President and Controller (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Director

/s/ Frank J. Wood Frank J. Wood	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

CORAL ENERGY SERVICES, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of Coral Energy Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ David Brett David Brett	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

CRYSTAL FUELS COMPANY

HOPKINS CREEK COAL COMPANY

LYNN BRANCH COAL COMPANY, INC.

ROAD FORK DEVELOPMENT COMPANY,

INC.

ROBINSON-PHILLIPS COAL COMPANY

RUSSELL FORK COAL COMPANY

SHANNON-POCAHONTAS COAL

CORPORATION

SIDNEY COAL COMPANY, INC.

SOLOMONS MINING COMPANY

STONE MINING COMPANY

SYCAMORE FUELS, INC.

T. C. H. COAL CO.

TOWN CREEK COAL COMPANY

WYOMAC COAL COMPANY, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Crystal Fuels Company, Hopkins Creek Coal Company, Lynn Breach Coal Company, Inc., Road Fork Development Company, Inc., Robinson-Phillips Coal Company, Russel Fork Coal Company, Shannon-Pocahontas Coal Corporation, Sidney Coal Company, Inc., Solomons Miming Company, Stone Mining Company, Sycamore Fuels, Inc., T. C. H. Coal Co., Town Creek Coal Company, and Wyomac Coal Company, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin T. Varney Kevin T. Varney	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

CUMBERLAND COAL RESOURCES, LP EMERALD COAL RESOURCES, LP By: Pennsylvania Services Corporation, its General Partner

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Pennsylvania Services Corporation, general partner of each of Cumberland Coal Resources, LP and Emerald Coal Resources, LP, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Douglas R. Conklin Douglas R. Conklin	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Director

/s/ Frank J. Wood Frank J. Wood	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

DEHUE COAL COMPANY TENNESSEE ENERGY CORP. WILLIAMS MOUNTAIN COAL COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Dehue Coal Company, Tennessee Energy Corp. and Williams Mountain Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Victor K. Hainer Victor K. Hainer	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin T. Varney Kevin T. Varney	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

DICKENSON-RUSSELL COAL COMPANY, LLC DICKENSON-RUSSELL LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of each of Dickenson-Russell Coal Company, LLC and Dickenson-Russell Land and Reserves, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Michael E.Ohlson Michael E.Ohlson	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

DRIH CORPORATION

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of DRIH Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin T. Varney Kevin T. Varney	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Carl E. Golt Carl E. Golt	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

DRY SYSTEMS TECHNOLOGIES, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Dry Systems Technologies, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronald D. Eberhart Ronald D. Eberhart	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Director

/s/ Frank J. Wood Frank J. Wood	Director

/s/ Paul H. Vining Paul H. Vining	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

EAGLE ENERGY, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Eagle Energy, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kermit E. Fincham, Jr. Kermit E. Fincham, Jr.	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Toby P. Edwards Toby P. Edwards	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

EN ROUTE LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of En Route LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Patrick S. Ference Patrick S. Ference	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ENERGY DEVELOPMENT CORPORATION

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Energy Development Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronald B. Hall Ronald B. Hall	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ J. Scott Kreutzer J. Scott Kreutzer	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

ESPERANZA COAL CO., LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of Esperanza Coal Co., LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronny W. Patrick Ronny W. Patrick	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

FOGLESONG ENERGY COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Foglesong Energy Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Michael K. Snelling Michael K. Snelling	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

FOUNDATION MINING, LLC RIVERTON COAL PRODUCTION INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of each of Foundation Mining, LLC and Riverton Coal Production Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Michael K. Snelling Michael K. Snelling	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Director

/s/ Frank J. Wood Frank J. Wood	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

FOUNDATION PA COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of Foundation PA Coal Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Douglas R. Conklin Douglas R. Conklin	President and Manager (Principal Executive Officer)

/s/ Frank J. Wood Frank J. Wood	Chief Financial Officer and Vice President (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

FOUNDATION ROYALTY COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Foundation Royalty Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer J. Scott Kreutzer	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Frank B. Harrington Frank B. Harrington	Director

/s/ Frank J. Wood Frank J. Wood	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

FREEPORT MINING, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Freeport Mining, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Douglas R. Conklin Douglas R. Conklin	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Director

/s/ Frank J. Wood Frank J. Wood	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

FREEPORT RESOURCES COMPANY, LLC HANNA LAND COMPANY, LLC JST RESOURCES LLC PENNSYLVANIA LAND HOLDINGS COMPANY, LLC RESOURCE DEVELOPMENT LLC TUSCON LIMITED LIABILITY COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of each of Freeport Resources Company, LLC, Hanna Land Company, LLC, JST Resources LLC, Pennsylvania Land Holdings Company, LLC, Resource Development LLC, and Tuscon Limited Liability Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer J. Scott Kreutzer	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

GOALS COAL COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Goals Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Pete Landy, Jr. Pete Landy, Jr.	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Mark A. White Mark A. White	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

GREYEAGLE COAL COMPANY MARTIN COUNTY COAL CORPORATION PETER CAVE MINING COMPANY PILGRIM MINING COMPANY, INC. VANTAGE MINING COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Greayeagle Coal Company, Martin County Coal Corporation, Peter Cave Mining Company, Pilgrim Mining Company, Inc. and Vantage Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronald B. Hall Ronald B. Hall	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

HERNDON PROCESSING COMPANY, LLC KEPLER PROCESSING COMPANY, LLC MCDOWELL-WYOMING COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of each of Herndon Processing Company, LLC, Kepler Processing Company, LLC and McDowell-Wyoming Coal Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Thomas M. Haynes, Jr. Thomas M. Haynes, Jr.	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

INDEPENDENCE COAL COMPANY, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Independence Coal Company, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ L. David Asbury L. David Asbury	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Steven R. Poe Steven R. Poe	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

JACKS BRANCH COAL COMPANY TALON LOADOUT COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Jacks Branch Coal Company and Talon Loadout Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Toby P. Edwards Toby P. Edwards	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

JAY CREEK HOLDING, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of Jay Creek Holding, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Shane D. Durgin Shane D. Durgin	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

KANAWHA ENERGY COMPANY MAJESTIC MINING, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of each of Kanawha Energy Company and Majestic Mining, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ S. Craig Boggs S. Craig Boggs	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

KINGSTON MINING, INC. KINGSTON PROCESSING, INC. KINGSTON RESOURCES, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of each of Kingston Mining, Inc., Kingston Processing, Inc. and Kingston Resources, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Robert C. Gordon Robert C. Gordon	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Michael K. Snelling Michael K. Snelling	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

KNOX CREEK COAL CORPORATION

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Knox Creek Coal Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronny W. Patrick Ronny W. Patrick	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

LAUREL CREEK CO., INC. ODELL PROCESSING INC. ROCKSPRING DEVELOPMENT, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Laurel Creek Co., Inc., Odell Processing Inc., and Rockspring Development, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Gary Meade Gary Meade	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

LITWAR PROCESSING COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Litwar Processing Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ William Todd Bowman William Todd Bowman	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

LOGAN COUNTY MINE SERVICES, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Logan County Mine Services, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Jeffery A. Ellis Jeffery A. Ellis	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

LONG FORK COAL COMPANY RAWL SALES & PROCESSING CO.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Long Fork Coal Company and Rawl Sales & Processing Co., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ John L. Cline, Jr. John L. Cline, Jr.	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin T. Varney Kevin T. Varney	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

MAXXIM REBUILD CO., LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Maxxim Rebuild Co., LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Anthony W. Keaton Anthony W. Keaton	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President & Treasurer (Principal Financial and Accounting Officer)

/s/ Victor K. Hainer Victor K. Hainer	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

MAXXIM SHARED SERVICES, LLC MAXXUM CARBON RESOURCES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of each of Maxxim Shared Services, LLC and Maxxum Carbon Resources, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Paul H. Vining Paul H. Vining	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

MILL BRANCH COAL CORPORATION MOUNTAIN MANAGEMENT, INCORPORATED NORTH FORK COAL CORPORATION PIGEON CREEK PROCESSING CORPORATION WINIFREDE COAL CORPORATION

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Mill Branch Coal Corporation, Mountain Management, Incorporated, North Fork Coal Corporation, Pigeon Creek Processing Corporation and Winifrede Coal Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Thomas M. Keith Thomas M. Keith	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

NEWEAGLE COAL SALES CORP. RIVERTON COAL SALES, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Neweagle Coal Sales Corp. and Riverton Coal Sales, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ William F. Davison William F. Davison	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

NICEWONDER CONTRACTING, INC. SPARTAN MINING COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Nicewonder Contracting, Inc. and Spartan Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ David H. Decker David H. Decker	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

NICHOLAS ENERGY COMPANY PEERLESS EAGLE COAL CO.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of each of Nicholas Energy Company and Peerless Eagle Coal Co., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ S. Craig Boggs S. Craig Boggs	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

OMAR MINING COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Omar Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Gary W. Bryant Gary W. Bryant	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Toby P. Edwards Toby P. Edwards	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PALLADIAN LIME, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Palladian Lime, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Philip J. Cavatoni Philip J. Cavatoni	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PARAMONT COAL COMPANY VIRGINIA, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Paramont Coal Company Virginia, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Michael W. Clark Michael W. Clark	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PAYNTER BRANCH MINING, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Paynter Branch Mining, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronald B. Hall	President and Director (Principal Executive Officer)
Ronald B. Hall

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ J. Scott Kreutzer	Director
J. Scott Kreutzer

/s/ James V. Wood, III	Director
James V. Wood, III

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PENNSYLVANIA SERVICES CORPORATION

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Pennsylvania Services Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Douglas R. Conklin	President (Principal Executive Officer)
Douglas R. Conklin

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ Kevin S. Crutchfield	Director
Kevin S. Crutchfield

/s/ Frank J. Wood	Director
Frank J. Wood

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PIONEER FUEL CORPORATION

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Pioneer Fuel Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ James V. Wood, III	President and Director (Principal Executive Officer)
James V. Wood, III

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ Michael K. Snelling	Director
Michael K. Snelling

/s/ Mark A. White	Director
Mark A. White

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PIONEER MINING, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Pioneer Mining, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ James V. Wood, III	President and Director (Principal Executive Officer)
James V. Wood, III

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ Michael K. Snelling	Director
Michael K. Snelling

/s/ J. Scott Kreutzer	Director
J. Scott Kreutzer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PLATEAU MINING CORPORATION

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Plateau Mining Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer	President and Director (Principal Executive Officer)
J. Scott Kreutzer

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ O. Eugene Kitts	Director
O. Eugene Kitts

/s/ Frank J. Wood	Director
Frank J. Wood

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

POWER MOUNTAIN COAL COMPANY

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and director of Power Mountain Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Darrell S. Williams	President (Principal Executive Officer)
Darrell S. Williams

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ S. Craig Boggs	Director
S. Craig Boggs

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

PREMIUM ENERGY, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and manager of Premium Energy, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Steven R. Poe	President and Manager (Principal Executive Officer)
Steven R. Poe

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

RED ASH SALES COMPANY, INC.

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

We, the undersigned officers and directors of Red Ash Sales Company, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ William F. Davison	President and Director (Principal Executive Officer)
William F. Davison

/s/ G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)
G. Scott Cole

/s/ Bruce A. Hartshorn	Director
Bruce A. Hartshorn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

RIVER PROCESSING CORPORATION

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of River Processing Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ James A. Cappucci James A. Cappucci	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Ronald B. Hall Ronald B. Hall	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

RIVEREAGLE CORP.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Rivereagle Corp., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ William D. Clay William D. Clay	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

RIVERSIDE ENERGY COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and manager of Riverside Energy Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ David H. Decker David H. Decker	President and Manager (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

RUHRKOHLE TRADING CORPORATION

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Ruhrkohle Trading Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ William F. Davison William F. Davison	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President, Treasurer, and Director (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

RUM CREEK COAL SALES, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Rum Creek Coal Sales, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Steven R. Poe Steven R. Poe	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Jeffery A. Ellis Jeffery A. Ellis	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

SHANNON-POCAHONTAS MINING COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and members of the Management Committee of Shannon-Pocahontas Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Kevin T. Varney Kevin T. Varney	President and Member of the Management Committee (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

SIMMONS FORK MINING, INC.

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Simmons Fork Mining, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ James V. Wood, III James V. Wood, III	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Mark A. White Mark A. White	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

STIRRAT COAL COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Stirrat Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ Ronald B. Hall Ronald B. Hall	President (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Frank J. Matras Frank J. Matras	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

SUPPORT MINING COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and director of Support Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ L. David Asbury L. David Asbury	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bristol, State of Virginia, on March 1, 2013.

WABASH MINE HOLDING COMPANY

By:	/s/ Vaughn R. Groves

Name: Title:	Vaughn R. Groves Vice President and Secretary

We, the undersigned officers and directors of Wabash Mine Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 1, 2013.

Signature	Title

/s/ J. Scott Kreutzer J. Scott Kreutzer	President and Director (Principal Executive Officer)

/s/ G. Scott Cole G. Scott Cole	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ Kevin S. Crutchfield Kevin S. Crutchfield	Director

/s/ Ronald B. Hall Ronald B. Hall	Director

INDEX TO EXHIBITS

Pursuant to the rules and regulations of the Securities and Exchange Commission, the Company has filed certain agreements as exhibits to this Registration Statement on Form S-3. These agreements may contain representations and warranties by the parties. These representations and warranties were made solely for the benefit of the other party or parties to such agreements and (i) may have been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in such Company’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply different materiality standards from those that may be viewed as material to investors. Accordingly, these representations and warranties may not describe the Company’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description of Exhibit

1.1**	Underwriting Agreement

2.1	Acquisition Agreement dated as of September 23, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy of W. Va., Inc., Virginia Energy Company, the unit holders of Powers Shop, LLC, and the shareholders of White Flame Energy, Inc., Twin Star Mining, Inc. and Nicewonder Contracting, Inc. (the “Acquisition Agreement”) (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc./Old (“Old Alpha”) (File No. 1-32423) filed on September 26, 2005.)

2.2	Agreement and Plan of Merger, dated as of May 11, 2009, by and among Alpha Natural Resources, Inc. and Foundation Coal Holdings, Inc. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Alpha Natural Resources Inc. (File No. 1-32331) filed on May 12, 2009.)

2.3	Agreement and Plan of Merger, dated as of January 28, 2011, among Mountain Merger Sub, Inc., Alpha Natural Resources, Inc. and Massey Energy Company (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on January 31, 2011.)

2.4	Membership Unit Purchase Agreement dated as of September 23, 2005 among Premium Energy, LLC and the unit holders of Buchanan Energy Company, LLC (the “Membership Unit Purchase Agreement”) (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.5	Agreement and Plan of Merger dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the shareholders of Premium Energy, Inc. (the “Premium Energy Shareholders”) (the “Merger Agreement”) (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.6	Indemnification Agreement dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unit holders of Buchanan Energy Company, LLC (Incorporated by reference to Exhibit 2.4 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.7	Letter Agreement dated of as September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC and the other parties to the Acquisition Agreement, the Membership Unit Purchase Agreement and the Merger Agreement (Incorporated by reference to Exhibit 2.5 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

Exhibit No.	Description of Exhibit

2.8	Letter Agreement dated October 26, 2005 (the “Letter Agreement”) among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the Sellers Representative named therein amending certain provisions of (i) the Acquisition Agreement dated September 23, 2005, among certain parties to the Letter Agreement and certain other parties named therein, (ii) the Agreement and Plan of Merger dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein and (iii) the Indemnification Agreement dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on October 31, 2005.)

2.9	Assignment of Rights Under Certain Agreements executed as of October 26, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy, LLC, Callaway Natural Resources, Inc., Premium Energy, LLC and Virginia Energy Company, LLC (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on October 31, 2005.)

4.1	Amended and Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on August 5, 2009.)

4.2	Certificate of Amendment of the Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed June 1, 2011.)

4.3	Amended and Restated Bylaws of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.4 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on December 27, 2011.)

4.4	Form of certificate of Alpha Natural Resources, Inc. common stock (Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-1 of Old Alpha (File No. 333-121002) filed on February 10, 2005.)

4.5**	Form of Certificate of Designation of Preferred Stock

4.6**	Form of Certificate of Alpha Natural Resources, Inc. Preferred Stock

4.7**	Form of Depositary Share Agreement

4.8**	Form of Depositary Certificate

4.9	Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., certain of its subsidiaries, as guarantors, and Union Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on June 1, 2011.)

4.10	First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the guarantors named therein and Union Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on June 1, 2011.)

4.11	Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the guarantors named therein and Union Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on June 1, 2011.)

4.12	Third Supplemental Indenture, dated as of October 11, 2012, among Alpha Natural Resources, Inc., the guarantors named therein and Union Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on October 11, 2012).

Exhibit No.	Description of Exhibit

4.13*	Form of Subordinated Indenture, between Alpha Natural Resources, Inc., certain of its subsidiaries, as guarantors, and Union Bank, N.A., as Trustee

4.14**	Form of Debt Security

4.15**	Form of Warrant Agreement

4.16**	Form of Warrant Certificate

4.17**	Form of Purchase Contract Agreement

4.18**	Form of Purchase Certificate

4.19**	Form of Unit Agreement

4.10**	Form of Unit Certificate

4.21	Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha, the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers (Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on May 20, 2011.)

4.22	Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 26, 2012, among Alpha Natural Resources, Inc., the guarantors party thereto, the lenders party thereto and Citicorp North America, Inc., as administrative agent and collateral agent. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on June 27, 2012).

5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP

12.1	Computation of Ratios of Earnings to Fixed Charges for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 (Incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on March 1, 2013.)

23.1*	Consent of Cleary Gottlieb Steen & Hamilton LLP (Included as part of its opinion filed as Exhibit 5.1 hereto)

23.2*	Consent of Independent Registered Public Accounting Firm

23.3*	Consent of Independent Registered Public Accounting Firm

24.1*	Powers of Attorney (Included in signature pages of this Registration Statement)

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Union Bank, N.A. as Trustee under the Indenture among Alpha Natural Resources, Inc., certain of its subsidiaries, as guarantors, and Union Bank, N.A., as Trustee

25.2*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Union Bank, N.A. as Trustee under the Subordinated Indenture among Alpha Natural Resources, Inc., certain of its subsidiaries, as guarantors, and Union Bank, N.A., as Trustee

*	Filed herewith.
**	To be filed by post-effective amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.